UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2017

Item 1. Report to Stockholders.

Annual Report
For the Year Ended March 31, 2017

Osterweis Fund
Osterweis Strategic Income Fund
Osterweis Strategic Investment Fund
Osterweis Institutional Equity Fund
Osterweis Emerging Opportunity Fund
Osterweis Total Return Fund

Disclosures

Past performance is no guarantee of future results. This commentary contains the current opinions of the authors as of the referenced date, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for complete fund holdings.

No part of this document may be reproduced in any form, or referred to in any other publication, without the express written permission of Osterweis Capital Management.

The S&P 500 Index (the “S&P 500”) is an unmanaged market capitalization weighted index that is widely regarded as the standard for measuring large-cap U.S. stock market performance. This index includes the reinvestment of dividends. The index does not incur expenses and is not available for investment.

The Bloomberg Barclays U.S. Aggregate Bond Index (the “BC Agg”) is an unmanaged index that is widely regarded as a standard for measuring U.S. investment grade bond market performance. The 60/40 blend is composed of 60% S&P 500 and 40% BC Agg and assumes monthly rebalancing.

The Bloomberg Barclays U.S. Universal Bond Index (the “BC Univ”) is an unmanaged index comprising U.S. dollar-denominated, taxable bonds that are rated investment grade or below investment grade.

The Russell 2000 Growth Index (the “Russell”) is a market capitalization weighted index representing those stocks within the approximately 2000 smallest companies in the universe of U.S. equities that exhibit growth characteristics.

These indices reflect the reinvestment of dividends and/or interest income. These indices do not incur expenses and are not available for investment.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

Free cash flow represents the cash that a company is able to generate after laying out the money required to maintain and expand the company’s asset base. Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

A basis point is a unit of measure used in finance to describe the percentage change in the value or rate of a financial instrument. One basis point is equal to 1/100th of 1% or 0.01% (0.0001).

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

All return and currency figures are shown in USD.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Osterweis Capital Management. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.

This document must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including objectives, risks, charges and expenses.

Osterweis Capital Management is the adviser to the Osterweis Funds, which are distributed by Quasar Distributors, LLC. 26903

Table of Contents

Letter from the Chief Investment Officer and President	2
Manager Reviews, Fund Overviews and Schedules of Investments
Osterweis Fund
Portfolio Managers’ Review	4
Fund Overview	5
Schedule of Investments	6
Osterweis Strategic Income Fund
Portfolio Managers’ Review	8
Fund Overview	9
Schedule of Investments	10
Osterweis Strategic Investment Fund
Portfolio Managers’ Review	14
Fund Overview	16
Schedule of Investments	17
Osterweis Institutional Equity Fund
Portfolio Managers’ Review	22
Fund Overview	23
Schedule of Investments	24
Osterweis Emerging Opportunity Fund
Portfolio Managers’ Review	26
Fund Overview	27
Schedule of Investments	28
Osterweis Total Return Fund
Portfolio Managers’ Review	29
Fund Overview	30
Schedule of Investments	31
Financial Statements
Statements of Assets and Liabilities	33
Statements of Operations	34
Statements of Changes in Net Assets
Osterweis Fund	35
Osterweis Strategic Income Fund	36
Osterweis Strategic Investment Fund	37
Osterweis Institutional Equity Fund	38
Osterweis Emerging Opportunity Fund	39
Osterweis Total Return Fund	40
Financial Highlights
Osterweis Fund	41
Osterweis Strategic Income Fund	42
Osterweis Strategic Investment Fund	43
Osterweis Institutional Equity Fund	44
Osterweis Emerging Opportunity Fund	45
Osterweis Total Return Fund	46
Notes to Financial Statements	47
Report of Independent Registrered Public Accounting Firm	59
Expense Examples	60
Approval of Investment Advisory Agreements	62
Trustees and Executive Officers	64
Additional Information	66
Privacy Notice	68

Letter from the Chief Investment Officer and President

April 24, 2017

During the first quarter of 2017, the stock market (as measured by the S&P 500 Index) enjoyed a 6.07% total return. The gains reflect (1) the steady, persistent, non-inflationary economic recovery that has characterized the post-2008 period and (2) investor enthusiasm for President Trump’s pro-business, pro-growth policies. Moreover, when the Federal Reserve (the “Fed”) finally raised rates another notch in March, Chairwoman Janet Yellen stated that she expects monetary policy to remain accommodative “for some time.”

According to The Wall Street Journal (3/16/17), “Even with the Fed raising its benchmark federal-funds rate to a range of 0.75% to 1%, the real fed-funds rate – subtracting inflation – remains below zero, a sign of accommodative monetary policy.” As we have said before, stocks can do quite well during the early phase of Fed tightening because in this phase the Fed is raising interest rates in response to early signs of inflationary pressure but is still accommodative. It is not until later, when inflation heats up to the point that the Fed feels compelled to squash it, that the Fed tightens monetary policy so forcefully as to trigger a recession. In that environment, stocks usually do poorly. In our opinion, we are probably two years away from the second, more aggressive, phase of Fed tightening. Again, quoting the Wall Street Journal (3/16/17), “Economists in a monthly survey by The Wall Street Journal last month placed a 15% chance of recession within the next year, down from 22% last July.” In other words, a consensus exists that the economy should continue expanding, giving stocks further room to run.

Since the election of Donald Trump as our President and the Republicans’ win of both the House and Senate, much has changed in regards to our economic and investment outlooks. While it is clear that Trump’s pro-growth and pro-business agenda should benefit equities, questions remain around how much of his agenda will be implemented, as well as potential negative consequences of rising fiscal deficits. Investors also need to focus attention on the potential economic effects of one of Trump’s non-economic policies, namely immigration reform. The concerns we raise are somewhat speculative at this point but are potentially disruptive enough to bear watching and monitoring.

Trump’s efforts to make America safe by imposing travel bans on potential immigrants from six or seven predominately Muslim countries, coupled with his “build-a-wall” rhetoric, have multiple ramifications. Some observers see a drop in foreign tourism, although our contacts in the hotel industry see no such effect yet.

A second potential fallout from these policies could be much greater difficulty in attracting foreign-born engineers and scientists, long a source of talent and innovation in Silicon Valley and elsewhere. Should this talent pool dry up, decide to work elsewhere or otherwise not come to the U.S., it could have a long-term impact on our ability to innovate and maintain world-leading creativity in technology and service. We have seen some anecdotal evidence of U.S. tech firms building research centers overseas. Whether Trump’s policies are causing this trend to accelerate cannot be ascertained at this time.

Third, the “build-a-wall” and “deport-the-illegals” message is clear: If you are from Latin America, it is going to be more difficult for you to come to, and work in, the U.S. Since Latino immigrants comprise a large portion of our construction (roughly 27%) and farm labor (roughly 23%), there are already reports of both construction and farm labor shortages. The latter could ultimately affect farmers’ abilities to harvest crops, thereby driving up the cost of such crops and adding to inflationary pressures both in the form of labor cost inflation and commodity price inflation. We have no idea how big a problem this could become or how significant the inflationary pressures might be, but it is clearly a trend that deserves monitoring. While we continue to believe that inflation will be subdued as the post-2008 economic expansion continues, changes such as a farm-worker shortage could alter the future trajectory of inflation, turning it upwards more sharply.

On another front, the inability of the President and House Speaker Paul Ryan to repeal and reform the Affordable Care Act (“ACA”) is a marked setback for the Trump agenda. The impasse reflects a combination of poorly designed legislation and the deep ideological divide between classical conservatives who believe in responsible, but limited, government, and the Libertarians who espouse extremely limited government. This divide is not going to go away, making tax reform difficult to achieve. Some Washington insiders tell us they expect little will get done on tax reform until 2018 and then only a watered-down version. To the extent that the market has risen on hopes of lower taxes, it may be vulnerable to re-assessment (no pun intended). Ditto for hopes of massive infrastructure spending.

Letter from the Chief Investment Officer and President

Politics aside, the economy does appear to be chugging along at a steady pace with inflation pretty well under control. The recovery in oil from $30/barrel to around $50/barrel had an inflationary impact, but as the price stabilizes around $50/barrel, that impact recedes.

Along with a rising stock market, we have seen sustained improvement in the high yield market. Companies have continued to feed the equity market with debt-financed buybacks and increased dividends. Investment bankers, never a shy lot, have pitched debt deal after deal this year as investors, flush with cash, have continued to accommodate heavy issuance. This type of frenzied refinancing can lead to protective covenants getting looser, maturities extending out and coupon rates declining as investors temporarily forget they need to be paid a fair rate of return for the risk they are taking. This is usually what precedes corrections. On the other hand, issuing companies are benefitting from very low rates, and this should help lower interest cost burdens in the next downturn, which could lead to lower default rates. While we don’t see any industry bubbles currently, we do see some excesses brewing in the fixed income market. One interesting fact is that approximately 37% of bonds in the high yield market now have coupons below 6% with maturities longer than five years. As you would expect in this environment, we have become extremely selective about what terms we will accept. While many benchmark-oriented investors have been focused on staying fully invested, they seem to be okay with the rising duration in these lower yielding, longer maturity issues. If the next correction comes with higher interest rates, we believe that this recent crop of bonds could provide us with many investment opportunities as prices adjust lower.

Going forward, despite the potential negative fallout from the Trump presidency, we think that overall the economy should benefit from rising employment and higher wages, both of which put money in the hands of consumers who tend to spend it. Moreover, the growth in the 24- to 35- year-old- segment of the population should support higher demand for houses over the next few years. Housing demand has a powerful multiplier effect on economic growth, but as we have said for some time, it has not recovered in this cycle nearly as forcefully as normal, largely due to the unwinding of the sub-prime lending bubble leading up to the 2008 debacle and much stricter bank lending standards. Given the demographic pressures and the stronger financial picture of the banking system, we could easily see a modest acceleration in new homebuilding.

Among the other signs of economic pickup is a turnaround in durable goods orders and better conditions in both China and Europe. All in all, we are experiencing a “steady as she goes” economy and perhaps there could even be some acceleration. If true, this should be good for the stock market. Regardless, we are actively searching for companies whose prospects reflect industry- or company-specific factors independent of broader economic trends that can grow their dividends steadily. We think stock in such companies should make fruitful investments over time.

If you are not currently receiving our quarterly shareholder letters and outlooks by email and would like to, please email contact@osterweis.com or call (800) 700-3316 to be added to our distribution list.

Sincerely,

John Osterweis

This commentary contains the current opinions of the author as of the date above, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

Osterweis Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Fund (the “Fund”) generated a 11.33% total return for the 12-month period ending March 31, 2017, trailing its benchmark, the S&P 500 Index (the “S&P 500”), which returned 17.17% over the same period. (Please see standardized performance in the table following this review.)

Market Review

The past fiscal year was a reminder of how unpredictable political events can be. Over the past 12 months investors were surprised by Britain’s vote to leave the European Union in June and the election of Donald Trump as President of the U.S. in November. The stock market rose sharply following Trump’s election on the assumption that his pro-business, pro-growth policies would translate into faster economic growth in the coming years. The Federal Reserve (the “Fed”) raised their target federal funds rate in both December and March, indicating their belief the economy is on strong footing, yet they say they are maintaining an accommodative stance.

Portfolio Review

For the 12-month period ending March 31, 2017, the Fund trailed the S&P 500, with the drag from cash accounting for close to half of the underperformance. The relatively high level of cash, which averaged 12% during the timespan, reflected a combination of factors such as liquidation and/or trimming of Fund holdings and the desire to keep some cash on hand to take advantage of market pullbacks and other opportunities as they arise.

Besides the negative impact of cash, our equities generated a solid double-digit return but lagged the benchmark, in large part as a result of our sector weightings. Notably, our exposure to each of the two best performing sectors in the S&P 500, Financials and Information Technology, was only about half that of the benchmark. In addition, our significantly higher weight in Energy also set the Fund back in relation to the S&P 500.

In terms of stock selection, our picks added relative value in the majority of the sectors and generated positive absolute results in all sectors but one, with many posting double-digit returns and several even notching gains above 20%. However, overall, our stock selection did not materially add or detract value versus the S&P 500 during the period. Our Healthcare and Information Technology performance, though positive on an absolute basis, fell short of their counterparts in the benchmark. In particular, within Healthcare, two of our pharmaceutical stocks, Allergan and Perrigo, declined sharply early in the period. Although they recovered somewhat over several of the ensuing months and were liquidated from the Fund, these two securities were the Fund’s worst detractors from absolute performance for the period.

Outlook & Portfolio Positioning

Despite a third round of rate tightening by the Fed in March, the markets remained fairly steady, indicating some confidence the U.S. economy can now stand on its own two feet with less monetary accommodation. As discussed in the Letter from the CIO, there is still uncertainty around the impact of the Trump agenda and its potentially negative fallout from some of the protectionist and anti-immigration initiatives. For now, rising employment and higher wages could further fuel the current economic expansion, a positive for equities, particularly if the Fed is successful in keeping inflation tame without dampening growth.

We feel confident that the Fund is well positioned for the current market environment. We are maintaining our disciplined investment approach and are actively seeking out companies whose prospects reflect industry- or company-specific factors independent of broader economic trends and which can steadily grow their dividends. We think these types of companies, bought at the right price, should do well in this economy and over time.

The Osterweis Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are unrated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Osterweis Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2017
					Since Inception
	1 Yr.	5 Yr.	10 Yr.	15 Yr.	(October 1, 1993)
Osterweis Fund	11.33%	8.79%	5.08%	7.15%	10.23%
S&P 500 Index	17.17	13.30	7.51	7.09	9.33
Gross Expense Ratio as of 3/31/2016: 1.03%1
[1]	As of most recent Prospectus dated June 30, 2016. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 3/31/2017)

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 1993 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Sector Allocation (% of net assets)

Top Ten Equity Holdings (% of net assets)
Alphabet, Inc. – Class C	5.1%
Charter Communications, Inc. – Class A	5.0
Enterprise Products Partners L.P.	4.4
Progressive Corp.	3.5
US Foods Holding Corp.	3.4
Bayer AG	3.4
Allergan Plc, 5.500%	3.3
Air Lease Corp.	3.3
Boeing Co.	3.3
Chubb Ltd.	3.3
Total	38.0%

Fund holdings are subject to change.

Osterweis Fund | Schedule of Investments at March 31, 2017

Shares		Value
Common Stocks: 82.2%

Aerospace & Defense: 3.3%
45,560	Boeing Co.	$8,057,742

Banks: 2.8%
78,365	JPMorgan Chase & Co.	6,883,582

Beverages: 2.9%
61,005	Diageo Plc – ADR	7,050,958

Chemicals: 2.4%
195,575	CF Industries Holdings, Inc.	5,740,126

Containers & Packaging: 8.5%
159,580	Berry Plastics Group, Inc.[1]	7,750,801
104,505	Crown Holdings, Inc.[1]	5,533,540
573,275	Graphic Packaging Holding Co.	7,378,049
		20,662,390
Electric Utilities: 3.0%
56,840	NextEra Energy, Inc.	7,296,551

Energy Equipment & Services: 4.6%
114,850	Halliburton Co.	5,651,768
72,440	Schlumberger Ltd.	5,657,564
		11,309,332
Equity Real Estate Investment Trusts – REITS: 4.3%
46,140	Crown Castle International Corp.	4,357,923
28,435	Public Storage	6,224,706
		10,582,629
Food & Staples Retailing: 3.4%
295,975	US Foods Holding Corp.[1]	8,281,380

Health Care Equipment & Supplies: 1.7%
21,420	Teleflex, Inc.	4,149,697

Industrial Conglomerates: 2.3%
190,020	General Electric Co.	5,662,596

Insurance: 6.7%
59,030	Chubb Ltd.	8,042,838
215,425	Progressive Corp.	8,440,351
		16,483,189
Internet Software & Services: 5.1%
14,867	Alphabet, Inc. – Class C1	12,333,068

Machinery: 3.1%
120,105	Pentair Plc	7,540,192

Media: 5.0%
37,300	Charter Communications,
	Inc. – Class A1	12,209,036

Metals & Mining: 1.5%
467,920	Tahoe Resources, Inc.	3,757,398

Oil, Gas & Consumable Fuels: 2.8%
111,770	Anadarko Petroleum Corp.	6,929,740

Pharmaceuticals: 10.4%
71,295	Bayer AG – ADR	8,221,740
134,975	GlaxoSmithKline Plc – ADR	5,690,546
35,080	Johnson & Johnson	4,369,214
96,890	Novartis AG – ADR	7,196,020
		25,477,520
Semiconductors & Semiconductor Equipment: 5.1%
59,745	Analog Devices, Inc.	4,896,103
206,295	Intel Corp.	7,441,060
		12,337,163
Trading Companies & Distributors: 3.3%
209,751	Air Lease Corp.	8,127,851

Total Common Stocks
(Cost $144,748,634)		200,872,140

Convertible Preferred Stocks: 3.3%

Pharmaceuticals: 3.3%
9,584	Allergan Plc, 5.500%	8,144,291

Total Convertible Preferred Stocks
(Cost $6,743,479)		8,144,291

Partnerships & Trusts: 7.6%

Hotels, Restaurants & Leisure: 2.2%
77,161	Cedar Fair L.P.	5,232,287

Oil, Gas & Consumable Fuels: 5.4%
390,870	Enterprise Products Partners L.P.	10,791,921
32,090	Magellan Midstream Partners L.P.	2,468,042
		13,259,963
Total Partnerships & Trusts
(Cost $5,367,009)		18,492,250

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Schedule of Investments at March 31, 2017

Shares	Value
Short-Term Investments: 7.1%

17,313,699	Federated U.S. Treasury
Cash Reserves – Class I, 0.473%[2]	$17,313,699

Total Short-Term Investments
(Cost $17,313,699)	17,313,699

Total Investments in Securities: 100.2%
(Cost $174,172,821)	244,822,380
Liabilities in Excess of Other Assets: (0.2)%	(542,095)
Total Net Assets: 100.0%	$244,280,285

ADR – American Depositary Receipt
REITS – Real Estate Investment Trusts
[1]	Non-income producing security.
[2]	Annualized seven-day yield as of March 31, 2017.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services LLC.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Strategic Income Fund (the “Fund”) generated a total return of 12.18%, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the “BC Agg”), which returned 0.44% over the same period. (Please see standardized performance in the table following this review.)  The Fund also outperformed the Bloomberg Barclays U.S. Universal Bond Index (the “BC Univ”), which returned 1.92% over the same period.

Market Review

The year ending March 31, 2017 was interesting and quite volatile. We saw the Brexit scare drive up investment grade bonds in June and then saw the opposite following the election of Donald Trump in reaction to expectations of higher growth and rising interest rates. The Federal Reserve (the “Fed”) raised their target federal funds rate in December and again in March indicating their confidence that the U.S. economy is on strong footing. At the same time they signaled that they are likely to remain accommodative for some time.

Portfolio Review

For the 12 months ending March 31, 2017, our sector allocation and issue selection produced very rewarding results, adding almost 1250 basis points (12.50%) of value versus the BC Univ. The positive impact was only slightly diminished by duration management.

Sector allocation was the largest contributor to the Fund’s relative results. Within the BC Univ, high yield was by far the best performing sector, notching gains of over 16%. As a result, the Fund’s significant overweight in high yield boosted relative returns. Over the period, the Fund’s high yield weighting averaged 78% but spanned a relatively wide range, reaching a low of 69% and hitting a high of 86%. On the other hand, the benchmark’s high yield exposure remained consistent at 6% throughout the year. In addition, our modest allocation to convertibles and convertible preferred stock as well as our underweighting in the investment grade sector further gave the Fund a leg up versus the benchmark.

Also substantially boosting the Fund’s relative performance was our favorable issue selection. The alpha was driven primarily by our high yield securities, which as a whole generated a sizeable return in the double digits. The majority of the Fund’s top contributors to absolute total return were within high yield.

During the 12 months, longer term corporate bonds generally performed better than shorter term; the high yield sector, which constitutes a large percentage of the Fund, was no exception. As such, the Fund’s shorter overall duration profile compared to the BC Univ detracted from relative performance, albeit only modestly.

Outlook & Portfolio Positioning

In today’s market it is hard for investors to see the forest for the trees with all of the noise created by Brexit, populist elections in Europe and our own Presidential election. We think that if you focus on the forest, you can see that economic growth is clearly continuing to improve around the world. This conclusion is supported by the Fed’s March hike in the target Fed funds rate.

We continue to focus on shorter duration, higher yielding bonds. For now, the high yield market appears to be healthy, but we are being extremely selective and are keeping an eye out for potential bubbles. During the quarter we took advantage of volatility in the equity markets and added more convertible securities to the Fund at very attractive yields. Additionally, we are maintaining a meaningful allocation to cash, which should enable us to buy attractively priced convertible and high yield bonds when others are forced to sell.

The Osterweis Strategic Income Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small- and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may invest in municipal securities which are subject to the risk of default.

The Bloomberg Barclays U.S. Universal Bond Index is used in the above fixed income analysis as its investment universe more closely resembles that of the Fund’s fixed income holdings.

Strategic Income Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2017
					Since Inception
	1 Yr.	3 Yr.	5 Yr.	10 Yr.	(August 30, 2002)
Osterweis Strategic Income Fund	12.18%	3.46%	4.88%	5.98%	6.99%
Bloomberg Barclays U.S. Aggregate Bond Index	0.44	2.68	2.34	4.27	4.30
Gross Expense Ratio as of 3/31/2016: 0.83%1
[1]	As of most recent Prospectus dated June 30, 2016. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 3/31/2017)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 30, 2002 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Asset Allocation (% of net assets)

Top Ten Debt Holdings (% of net assets)
Rite Aid Corp., 9.250%	3.7%
Regis Corp., 5.500%	1.9
Transfield Services Ltd., 8.375%	1.5
CHS / Community Health Systems, Inc., 8.000%	1.5
AK Steel Corp., 7.625%	1.4
Shearer’s Foods LLC, 9.000%	1.4
Herc Rentals, Inc., 7.500%	1.4
ADS Tactical, Inc., 11.000%	1.4
Navistar International Corp., 8.250%	1.3
Oppenheimer Holdings, Inc., 8.750%	1.3
Total	16.8%

Fund holdings are subject to change.

Strategic Income Fund | Schedule of Investments at March 31, 2017

Shares		Value
Common Stocks: 0.0%^

Metals & Mining: 0.0%^
2,247,119	A.M. Castle & Co.[1,2]	$674,136

Total Common Stocks
(Cost $6,564,957)		674,136

Convertible Preferred Stocks: 2.1%

Machinery: 1.1%
390,000	Blue Bird Corp., 7.625%[3]	60,372,000

Road & Rail: 1.0%
490,000	Daseke, Inc., 7.625%[3,4]	50,225,000

Total Convertible Preferred Stocks
(Cost $88,000,000)		110,597,000

Principal
Amount
Bonds: 75.5%
Corporate Bonds: 71.4%

Aerospace & Defense: 3.7%
	ADS Tactical, Inc.
$75,399,000	11.000%, 04/01/2018[3,5]	75,446,124
68,500,000	9.000%, 12/31/2022[3,4]	69,179,246
	Kratos Defense &
	Security Solutions, Inc.
53,632,000	7.000%, 05/15/2019	53,900,160
		198,525,530
Air Freight & Logistics: 0.5%
	XPO Logistics, Inc.
25,000,000	6.500%, 06/15/2022[3]	26,343,750
2,500,000	6.125%, 09/01/2023[3]	2,609,375
		28,953,125
Airlines: 0.4%
	Allegiant Travel Co.
20,500,000	5.500%, 07/15/2019	21,294,375

Banks: 0.2%
	CIT Group, Inc.
8,635,000	5.000%, 05/15/2017	8,663,495

Beverages: 1.7%
	Beverages & More, Inc.
55,425,000	10.000%, 11/15/2018[3]	53,138,719
	Cott Beverages, Inc.
21,500,000	6.750%, 01/01/2020	22,225,625
	Cott Holdings, Inc.
14,250,000	5.500%, 04/01/2025[3]	14,539,275
		89,903,619
Building Products: 1.6%
	Cleaver-Brooks, Inc.
49,800,000	8.750%, 12/15/2019[3]	51,356,250
17,775,000	9.750%, 12/31/2019[3,4]	17,458,019
	Griffon Corp.
15,483,000	5.250%, 03/01/2022	15,541,061
		84,355,330
Capital Markets: 1.3%
	Oppenheimer Holdings, Inc.
71,198,000	8.750%, 04/15/2018	71,286,998

Chemicals: 1.2%
	CF Industries, Inc.
22,392,000	6.875%, 05/01/2018	23,399,640
5,816,000	7.125%, 05/01/2020	6,346,361
	Consolidated Energy Finance SA
27,250,000	6.750%, 10/15/2019[3]	27,590,625
	HIG BBC Intermediate Holdings LLC
10,965,016	10.500% Cash or 11.250%
	PIK, 09/15/2018[3]	10,636,066
		67,972,692
Commercial Services & Supplies: 7.1%
	Conduent Finance, Inc. /
	Xerox Business Services LLC
44,500,000	10.500%, 12/15/2024[3]	51,397,500
	Donnelley Financial Solutions, Inc.
31,000,000	8.250%, 10/15/2024[3]	32,085,000
	GFL Environmental, Inc.
67,625,000	7.875%, 04/01/2020[3]	70,330,000
50,505,000	9.875%, 02/01/2021[3]	54,924,188
	LSC Communications, Inc.
39,750,000	8.750%, 10/15/2023[3]	40,942,500
	R.R. Donnelley & Sons Co.
18,383,000	8.875%, 04/15/2021	20,083,427
12,428,000	7.000%, 02/15/2022	12,676,560
20,200,000	6.500%, 11/15/2023	19,695,000
	Transfield Services Ltd.
79,275,000	8.375%, 05/15/2020[3]	83,238,750
		385,372,925
Computers & Peripherals: 0.4%
	Western Digital Corp.
19,000,000	10.500%, 04/01/2024	22,443,750

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2017

Principal
Amount		Value
Construction & Engineering: 2.4%
	Michael Baker Holdings LLC
$31,160,225	8.875% Cash or 9.625%
	PIK, 04/15/2019[3]	$30,692,822
	Michael Baker International LLC
35,765,000	8.250%, 10/15/2018[3]	36,122,650
	Tutor Perini Corp.
54,369,000	7.625%, 11/01/2018	54,470,942
5,760,000	2.875%, 06/15/2021[3]	7,203,600
		128,490,014
Construction Materials: 2.1%
	Associated Asphalt Partners LLC
52,900,000	8.500%, 02/15/2018[3]	52,900,000
	Rain CII Carbon LLC
61,943,000	8.000%, 12/01/2018[3]	62,059,143
		114,959,143
Consumer Finance: 2.6%
	Ally Financial, Inc.
48,000,000	3.250%, 11/05/2018	48,450,240
37,702,000	8.000%, 12/31/2018	40,812,415
	Enova International, Inc.
52,250,000	9.750%, 06/01/2021	53,295,000
		142,557,655
Diversified Consumer Services: 1.9%
	Regis Corp.
105,625,000	5.500%, 12/02/2019[3]	105,740,618

Diversified Financial Services: 0.9%
	Intrepid Aviation Group Holdings LLC
15,750,000	8.250%, 07/15/2017[3]	15,769,687
33,480,000	6.875%, 02/15/2019[3]	31,973,400
		47,743,087
Diversified Telecommunication Services: 0.3%
	West Corp.
19,117,000	5.375%, 07/15/2022[3]	18,854,141

Electrical Equipment: 1.0%
	Power Solutions International, Inc.
53,000,000	6.500%, 01/01/2019[3,4,5,6]	53,555,917

Electronic Equipment, Instruments
& Components: 0.8%
	KEMET Corp.
43,862,000	10.500%, 05/01/2018	44,086,793

Energy Equipment & Services: 0.1%
	ION Geophysical Corp.
7,400,000	9.125%, 12/15/2021	5,476,000

Food & Staples Retailing: 7.2%
	BI-LO LLC
110,012,000	8.625% Cash or 9.375%
	PIK, 09/15/2018[3]	55,556,060
	KeHE Distributors LLC
51,781,000	7.625%, 08/15/2021[3]	52,298,810
	Rite Aid Corp.
195,112,000	9.250%, 03/15/2020	200,843,415
	Tops Holding II Corp.
69,703,000	8.750%, 06/15/2018	55,413,885
	Tops Holding / Tops Markets II
30,902,000	8.000%, 06/15/2022[3]	25,494,150
		389,606,320
Food Products: 4.0%
	Dole Food Co., Inc.
23,445,000	7.250%, 05/01/2019[3]	23,943,206
	Hearthside Group Holdings LLC
63,140,000	6.500%, 05/01/2022[3]	63,534,625
	Shearer’s Foods LLC
72,838,000	9.000%, 11/01/2019[3]	76,024,663
	Simmons Foods, Inc.
49,000,000	7.875%, 10/01/2021[3]	51,572,500
		215,074,994
Health Care Equipment & Supplies: 0.8%
	Alere, Inc.
45,610,000	7.250%, 07/01/2018	46,208,631

Health Care Providers & Services: 1.6%
	AMN Healthcare, Inc.
6,000,000	5.125%, 10/01/2024[3]	6,075,000
	CHS / Community
	Health Systems, Inc.
79,762,000	8.000%, 11/15/2019	78,565,570
		84,640,570
Hotels, Restaurants & Leisure: 2.0%
	Carrols Restaurant Group, Inc.
36,405,000	8.000%, 05/01/2022	39,044,362
	Ruby Tuesday, Inc.
71,510,000	7.625%, 05/15/2020	69,722,250
		108,766,612
Household Durables: 1.7%
	American Greetings Corp.
49,000,000	7.875%, 02/15/2025[3]	51,695,000
	New Home Co., Inc.
39,500,000	7.250%, 04/01/2022[3]	39,993,750
		91,688,750

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2017

Principal
Amount		Value
Industrial Conglomerates: 0.6%
	Icahn Enterprises L.P. / Icahn
	Enterprises Finance Corp.
$32,500,000	6.250%, 02/01/2022[3]	$33,068,750

IT Services: 1.6%
	Alliance Data Systems Corp.
9,200,000	5.250%, 12/01/2017[3]	9,349,500
61,621,000	6.375%, 04/01/2020[3]	62,930,446
	Unisys Corp.
12,696,000	6.250%, 08/15/2017	12,862,318
		85,142,264
Leisure Products: 1.0%
	Smith & Wesson Holding Corp.
55,000,000	5.000%, 07/15/2018[3]	54,725,000

Machinery: 2.2%
	Navistar International Corp.
71,525,000	8.250%, 11/01/2021	71,881,910
	Waterjet Holdings, Inc.
44,430,000	7.625%, 02/01/2020[3]	45,762,900
		117,644,810
Media: 1.0%
	MDC Partners, Inc.
17,670,000	6.500%, 05/01/2024[3]	16,941,112
	NAI Entertainment Holdings
35,648,000	5.000%, 08/01/2018[3]	36,093,600
		53,034,712
Metals & Mining: 5.5%
	A.M. Castle & Co.
55,081,118	12.750%, 12/15/2018[2,3]	35,527,321
	AK Steel Corp.
75,000,000	7.625%, 05/15/2020	76,507,500
13,524,000	7.625%, 10/01/2021	14,183,295
63,588,000	8.375%, 04/01/2022	66,330,232
	Coeur Mining, Inc.
21,470,000	7.875%, 02/01/2021	22,382,475
	Hecla Mining Co.
37,700,000	6.875%, 05/01/2021	38,642,500
	Real Alloy Holding, Inc.
41,730,000	10.000%, 01/15/2019[3]	42,251,625
		295,824,948
Oil, Gas & Consumable Fuels: 4.0%
	Calumet Specialty
	Products Partners L.P.
2,640,000	6.500%, 04/15/2021	2,247,300
12,014,000	7.625%, 01/15/2022	10,181,865
35,962,000	7.750%, 04/15/2023	30,387,890
	Genesis Energy L.P. /
	Genesis Energy Finance Corp.
3,440,000	5.750%, 02/15/2021	3,500,200
28,500,000	6.750%, 08/01/2022	29,526,000
	Global Partners / GLP Finance Corp.
51,716,000	6.250%, 07/15/2022	50,940,260
	NGL Energy Partners L.P.
4,735,000	5.125%, 07/15/2019	4,770,513
21,515,000	6.875%, 10/15/2021	21,999,087
	Targa Resources Partners L.P. / Targa
	Resources Partners Finance Corp.
60,200,000	5.000%, 01/15/2018	61,103,000
		214,656,115
Paper & Forest Products: 0.8%
	Resolute Forest Products, Inc.
50,346,000	5.875%, 05/15/2023	46,192,455

Personal Products: 0.7%
	NBTY, Inc.
33,666,000	7.625%, 05/15/2021[3]	35,517,630

Pharmaceuticals: 1.0%
	Mallinckrodt International
	Finance SA
32,216,000	3.500%, 04/15/2018	32,336,810
	Mallinckrodt International Finance
	SA / Mallinckrodt CB LLC
19,531,000	4.875%, 04/15/2020[3]	19,653,069
		51,989,879
Road & Rail: 1.4%
	Herc Rentals, Inc.
71,100,000	7.500%, 06/01/2022[3]	75,899,250

Specialty Retail: 1.0%
	Caleres, Inc.
52,841,000	6.250%, 08/15/2023	55,350,947

Thrifts & Mortgage Finance: 1.1%
	Nationstar Mortgage LLC
59,477,000	9.625%, 05/01/2019	61,149,791

Tobacco: 0.7%
	Alliance One International, Inc.
44,000,000	9.875%, 07/15/2021	38,225,000

Trading Companies & Distributors: 0.5%
	Fly Leasing Ltd.
18,848,000	6.750%, 12/15/2020	19,813,960

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2017

Principal
Amount		Value
Trading Companies & Distributors: 0.5% (Continued)
	International Lease Finance Corp.
$8,652,000	8.875%, 09/01/2017	$8,925,360
		28,739,320
Wireless Telecommunication Services: 0.8%
	T-Mobile USA, Inc.
43,864,000	6.464%, 04/28/2019	44,028,490
Total Corporate Bonds
(Cost $3,927,216,496)		3,867,410,445

Convertible Bonds: 3.7%

Auto Components: 0.3%
	Horizon Global Corp.
19,105,000	2.75 0%, 07/01/2022	17,397,490

Consumer Finance: 0.3%
	EZCORP, Inc.
17,800,000	2.125%, 06/15/2019	16,665,250

Electronic Equipment, Instruments & Components: 0.4%
	InvenSense, Inc.
4,000,000	1.750%, 11/01/2018	3,972,500
	OSI Systems, Inc.
20,000,000	1.250%, 09/01/2022[3]	19,100,000
		23,072,500
Health Care Providers & Services: 0.2%
	Aceto Corp.
9,018,000	2.000%, 11/01/2020	8,285,287

Internet Software & Services: 0.3%
	Web.com Group, Inc.
13,790,000	1.000%, 08/15/2018	13,479,725

IT Services: 0.9%
	Unisys Corp.
29,845,000	5.500%, 03/01/2021[3]	49,337,516

Machinery: 1.2%
	Chart Industries, Inc.
25,949,000	2.000%, 08/01/2018	25,754,383
	Navistar International Corp.
42,210,000	4.500%, 10/15/2018	41,708,756
		67,463,139
Semiconductors & Semiconductor Equipment: 0.1%
	Microchip Technology, Inc.
3,000,000	1.625%, 02/15/2027[3]	3,054,375

Total Convertible Bonds
(Cost $179,132,660)		198,755,282

Private Mortgage Backed Obligations: 0.4%

Diversified Financial Services: 0.4%
	HAS Capital Income
	Opportunity Fund II
21,807,000	8.000%, 12/31/2024
	(Cost $21,807,000, Acquisition Date
	6/10/2016, 9/19/2016)[3,4,5,7]	21,807,000

Total Private Mortgage Backed Obligations
(Cost $21,807,000)		21,807,000

Total Bonds
(Cost $4,128,156,156)		4,087,972,727

Shares
Short-Term Investments: 20.6%

592,352,756	Federated U.S. Treasury
	Cash Reserves – Class I, 0.473%[8]	592,352,756
523,852,756	Morgan Stanley Institutional
	Liquidity Funds – Treasury
	Securities Portfolio, 0.546%[8]	523,852,756
		1,116,205,512
Total Short-Term Investments
(Cost $1,116,205,512)		1,116,205,512

Total Investments in Securities: 98.2%
(Cost $5,338,926,625)		5,315,449,375
Other Assets in Excess of Liabilities: 1.8%		98,594,197
Total Net Assets: 100.0%		$5,414,043,572

PIK – Payment-in-kind – represents the security may pay interest in additional par.
^	Does not round to 0.1%.
[1]	Non-income producing security.
[2]	Affiliated company as defined by the Investment Company Act of 1940 (see Note 6).
[3]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  As of March 31, 2017, the value of these securities amounted to $2,213,891,223, or 40.9% of net assets.

[4]	Security is fair valued under supervision of the Board of Trustees and categorized as a Level 3 security (See Note 2A).
[5]	All or a portion of this security is considered illiquid. As of March 31, 2017, the value of illiquid securities was $150,809,041, or 2.8% of net assets.
[6]	Perpetual maturity.
[7]	Security considered restricted. As of March 31, 2017, the value of the security was $21,807,000, or 0.4% of net assets.
[8]	Annualized seven-day yield as of March 31, 2017.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services LLC.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Strategic Investment Fund (the “Fund”) generated a 14.91% total return for the 12-month period ending March 31, 2017, outperforming its blended benchmark, composed of 60% the S&P 500 Index (the “S&P 500”) and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the “BC Agg”), which returned 10.26% over the same period. (Please see standardized performance in the table following this review.) The Fund also outperformed a blended benchmark composed of 60% S&P 500 and 40% Bloomberg Barclays U.S. Universal Bond Index (the “BC Univ”), which returned 10.90% over the same period.

Market Review

The past fiscal year was a reminder of how unpredictable political events can be. Over the past 12 months investors were surprised by Britain’s vote to leave the European Union in June and the election of Donald Trump as President of the U.S. in November. The stock market rose sharply following Trump’s election on the assumption that his pro-business, pro-growth policies would translate into faster economic growth in the coming years. The Federal Reserve (the “Fed”) raised their target federal funds rate in both December and March, indicating their belief the economy is on strong footing, yet they say they are maintaining an accommodative stance.

Portfolio Review

The Fund’s allocation to equities increased during the past fiscal year, beginning the period at 49% and ending at 55%. The average over the past 12 months was 54%, while fixed income and cash accounted for the remaining 43% and 3%, respectively. Our asset class allocation detracted value relative to the blended benchmark but only marginally.

Equities

For the 12-month period ending March 31, 2017, the Fund’s equities modestly trailed the S&P 500, in large part as a result of our sector weightings. Notably, our exposure to each of the two best performing sectors in the S&P 500, Financials and Information Technology, was only about half that of the equity benchmark. In addition, our significantly higher weight in Energy set the Fund back in relation to the S&P 500.

Our stock selection overall fared well. In fact, our picks added relative value in the majority of the sectors and generated positive absolute results in all sectors but one, with many posting double-digit returns and several even notching gains above 20%. However, overall, our positive stock selection did not offset the negative impact from the sector weightings. Our Healthcare and Information Technology performance, though positive on an absolute basis, fell short of their counterparts in the equity benchmark. In particular, within Healthcare, two of our pharmaceutical stocks, Allergan and Perrigo, declined sharply early in the period. Although they recovered somewhat over several of the ensuing months and were liquidated from the Fund, these two securities were the Fund’s worst detractors from absolute performance for the period.

Fixed Income

For the 12 months ending March 31, 2017, our sector allocation and issue selection produced very rewarding results, adding almost 1700 basis points (17.00%) of value versus the BC Univ. The positive impact was only slightly diminished by duration management.

Sector allocation was the largest contributor to the Fund’s relative results in fixed income. Within the BC Univ, high yield was by far the best performing sector, notching gains of over 16%. As a result, the Fund’s significant overweight in high yield boosted relative returns. Over the period, the Fund’s high yield weighting stayed in a fairly tight range of 91% to 96% of the fixed income holdings. On the other hand, the BC Agg’s high yield exposure averaged only 6% throughout the year. In addition, our modest allocation to convertibles and convertible preferred stock as well as our underweighting in the investment grade sector further gave the Fund a leg up versus the BC Univ.

Also substantially boosting our relative performance was favorable issue selection. The alpha was driven primarily by our high yield securities, which as a whole generated a sizeable return in the double digits. The majority of the Fund’s top fixed income contributors to absolute total return were within high yield.

During the 12 months, longer term corporate bonds generally performed better than shorter term; the high yield sector, which constitutes a large percentage of the Fund’s bond investments, was no exception. As such, the shorter overall duration profile of the Fund’s fixed income portfolio compared to the BC Univ detracted from relative performance, albeit only modestly.

Strategic Investment Fund | Portfolio Managers’ Review

Outlook & Portfolio Positioning

Despite a third round of rate tightening by the Fed in March, the equity markets remained fairly steady, indicating some confidence the U.S. economy can now stand on its own two feet with less monetary accommodation. As discussed in the Letter from the CIO, there is still uncertainty around the impact of the Trump agenda and its potentially negative fallout from some of the protectionist and anti-immigration initiatives. For now, rising employment and higher wages could further fuel the current economic expansion, a positive for equities, particularly if the Fed is successful in keeping inflation tame without dampening growth.

We feel confident that the Fund is well positioned for the current market environment. We are maintaining our disciplined investment approach and are actively seeking out companies whose prospects reflect industry- or company-specific factors independent of broader economic trends and which can steadily grow their dividends. We think these types of companies, bought at the right price, should do well in this economy and over time.

In fixed income, we continue to focus on shorter duration, higher yielding bonds. For now, the high yield market appears to be healthy, but we are being extremely selective and are keeping an eye out for potential bubbles. During the most recent quarter we took advantage of volatility in the equity markets and added more convertible securities to the Fund at very attractive yields.

The Osterweis Strategic Investment Fund may invest in small- and mid-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Higher turnover rates may result in increased transaction costs, which could impact performance.

Strategic Investment Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2017
				Since Inception
	1 Yr.	3 Yr.	5 Yr.	(August 31, 2010)
Osterweis Strategic Investment Fund	14.91%	3.44%	8.67%	9.78%
60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index	10.26	7.38	8.94	10.49
S&P 500 Index	17.17	10.37	13.30	15.56
Bloomberg Barclays U.S. Aggregate Bond Index	0.44	2.68	2.34	2.80
Gross Expense Ratio as of 3/31/2016: 1.14%1
[1]	As of most recent Prospectus dated June 30, 2016. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 3/31/2017)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2010 (the Fund’s inception) and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Asset/Sector Allocation (% of net assets)

Equities are classified by GICS sector.  Bonds are classified by bond type.

Top Ten Equity Holdings (% of net assets)
Alphabet, Inc. – Class C	3.0%
Charter Communications, Inc. – Class A	2.6
Enterprise Products Partners L.P.	2.5
Four Corners Property Trust, Inc.	2.1
Progressive Corp.	2.0
Chubb Ltd.	2.0
Cedar Fair L.P.	1.9
Air Lease Corp.	1.9
Bayer AG	1.8
General Electric Co.	1.8
Total	21.6%

Top Ten Debt Holdings (% of net assets)
Transfield Services Ltd., 8.375%	1.3%
Rite Aid Corp., 9.250%	1.3
Oppenheimer Holdings, Inc., 8.750%	1.3
GFL Environmental, Inc., 7.875%	1.1
Tops Holding II Corp., 8.750%	1.1
Nationstar Mortgage LLC, 9.625%	1.1
Power Solutions International, Inc., 6.500%	1.0
KeHE Distributors LLC, 7.625%	1.0
KEMET Corp., 10.500%	1.0
Regis Corp., 5.500%	1.0
Total	11.2%

Fund holdings are subject to change.

Strategic Investment Fund | Schedule of Investments at March 31, 2017

Shares		Value
Common Stocks: 46.6%

Aerospace & Defense: 1.8%
19,740	Boeing Co.	$3,491,216

Banks: 1.2%
27,050	JPMorgan Chase & Co.	2,376,072

Beverages: 1.0%
17,255	Diageo Plc – ADR	1,994,333

Chemicals: 1.2%
78,590	CF Industries Holdings, Inc.	2,306,617

Containers & Packaging: 4.2%
56,160	Berry Plastics Group, Inc.[1]	2,727,691
44,215	Crown Holdings, Inc.[1]	2,341,184
241,985	Graphic Packaging Holding Co.	3,114,347
		8,183,222
Electric Utilities: 1.7%
26,395	NextEra Energy, Inc.	3,388,326

Energy Equipment & Services: 2.3%
45,345	Halliburton Co.	2,231,427
29,750	Schlumberger Ltd.	2,323,475
		4,554,902
Equity Real Estate Investment Trusts – REITS: 4.5%
27,200	Crown Castle International Corp.	2,569,040
182,145	Four Corners Property Trust, Inc.	4,158,370
9,945	Public Storage	2,177,060
		8,904,470
Food & Staples Retailing: 1.7%
117,880	US Foods Holding Corp.[1]	3,298,282

Health Care Equipment & Supplies: 1.0%
10,350	Teleflex, Inc.	2,005,106

Industrial Conglomerates: 1.8%
120,660	General Electric Co.	3,595,668

Insurance: 3.9%
28,200	Chubb Ltd.	3,842,250
98,730	Progressive Corp.	3,868,241
		7,710,491
Internet Software & Services: 3.0%
7,151	Alphabet, Inc. – Class C1	5,932,184

Machinery: 1.8%
54,785	Pentair Plc	3,439,402

Media: 2.6%
15,536	Charter Communications,
	Inc. – Class A1	5,085,244

Metals & Mining: 1.0%
244,305	Tahoe Resources, Inc.	1,961,769

Oil, Gas & Consumable Fuels: 1.3%
39,710	Anadarko Petroleum Corp.	2,462,020

Pharmaceuticals: 6.0%
31,320	Bayer AG – ADR	3,611,822
61,105	GlaxoSmithKline Plc – ADR	2,576,187
16,170	Johnson & Johnson	2,013,974
47,205	Novartis AG – ADR	3,505,915
		11,707,898
Semiconductors & Semiconductor Equipment: 2.7%
28,600	Analog Devices, Inc.	2,343,770
84,425	Intel Corp.	3,045,210
		5,388,980
Trading Companies & Distributors: 1.9%
94,550	Air Lease Corp.	3,663,813

Total Common Stocks
(Cost $72,321,764)		91,450,015

Convertible Preferred Stocks: 2.9%

Machinery: 0.8%
10,000	Blue Bird Corp., 7.625%[2]	1,548,000

Pharmaceuticals: 1.6%
3,633	Allergan Plc, 5.500%	3,087,251

Road & Rail: 0.5%
10,000	Daseke, Inc., 7.625%[2,3]	1,025,000

Total Convertible Preferred Stocks
(Cost $4,556,245)		5,660,251

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2017

Shares		Value
Partnerships & Trusts: 5.4%

Hotels, Restaurants & Leisure: 1.9%
55,070	Cedar Fair L.P.	$3,734,297

Oil, Gas & Consumable Fuels: 3.5%
176,520	Enterprise Products Partners L.P.	4,873,717
25,775	Magellan Midstream Partners L.P.	1,982,355
		6,856,072
Total Partnerships & Trusts
(Cost $7,502,662)		10,590,369

Principal
Amount
Bonds: 43.3%
Corporate Bonds: 40.0%

Aerospace & Defense: 2.3%
	ADS Tactical, Inc.
$2,000,000	11.000%, 04/01/2018[2,4]	2,001,250
1,500,000	9.000%, 12/31/2022[2,3]	1,514,874
	Kratos Defense &
	Security Solutions, Inc.
1,000,000	7.000%, 05/15/2019	1,005,000
		4,521,124
Air Freight & Logistics: 0.3%
	XPO Logistics, Inc.
500,000	6.125%, 09/01/2023[2]	521,875

Airlines: 0.3%
	Allegiant Travel Co.
500,000	5.500%, 07/15/2019	519,375

Beverages: 0.8%
	Beverages & More, Inc.
300,000	10.000%, 11/15/2018[2]	287,625
	Cott Beverages, Inc.
500,000	6.750%, 01/01/2020	516,875
	Cott Holdings, Inc.
750,000	5.500%, 04/01/2025[2]	765,225
		1,569,725
Building Products: 0.9%
	Cleaver-Brooks, Inc.
475,000	8.750%, 12/15/2019[2]	489,844
225,000	9.750%, 12/31/2019[2,3]	220,987
	Griffon Corp.
1,000,000	5.250%, 03/01/2022	1,003,750
		1,714,581
Capital Markets: 1.3%
	Oppenheimer Holdings, Inc.
2,500,000	8.750%, 04/15/2018	2,503,125

Chemicals: 0.4%
	CF Industries, Inc.
500,000	6.875%, 05/01/2018	522,500
250,000	7.125%, 05/01/2020	272,797
		795,297
Commercial Services & Supplies: 4.5%
	Conduent Finance, Inc. /
	Xerox Business Services LLC
500,000	10.500%, 12/15/2024[2]	577,500
	Donnelley Financial Solutions, Inc.
1,000,000	8.250%, 10/15/2024[2]	1,035,000
	GFL Environmental, Inc.
2,000,000	7.875%, 04/01/2020[2]	2,080,000
500,000	9.875%, 02/01/2021[2]	543,750
	LSC Communications, Inc.
1,000,000	8.750%, 10/15/2023[2]	1,030,000
	R.R. Donnelley & Sons Co.
250,000	8.875%, 04/15/2021	273,125
676,000	7.000%, 02/15/2022	689,520
	Transfield Services Ltd.
2,500,000	8.375%, 05/15/2020[2]	2,625,000
		8,853,895
Computers & Peripherals: 0.6%
	Western Digital Corp.
1,000,000	10.500%, 04/01/2024	1,181,250

Construction & Engineering: 1.4%
	Michael Baker Holdings LLC
500,000	8.875% Cash or 9.625% PIK,
	04/15/2019[2]	492,500
	Michael Baker International LLC
500,000	8.250%, 10/15/2018[2]	505,000
	Tutor Perini Corp.
1,500,000	7.625%, 11/01/2018	1,502,813
250,000	2.875%, 06/15/2021[2]	312,656
		2,812,969
Construction Materials: 1.5%
	Associated Asphalt Partners LLC
2,000,000	8.500%, 02/15/2018[2]	2,000,000
	Rain CII Carbon LLC
1,000,000	8.000%, 12/01/2018[2]	1,001,875
		3,001,875
Consumer Finance: 0.3%
	Enova International, Inc.
500,000	9.750%, 06/01/2021	510,000

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2017

Principal
Amount		Value
Diversified Consumer Services: 1.0%
	Regis Corp.
$2,000,000	5.500%, 12/02/2019[2]	$2,002,189

Diversified Financial Services: 0.2%
	Intrepid Aviation Group Holdings LLC
250,000	8.250%, 07/15/2017[2]	250,313
200,000	6.875%, 02/15/2019[2]	191,000
		441,313
Diversified Telecommunication Services: 0.4%
	West Corp.
750,000	5.375%, 07/15/2022[2]	739,688

Electrical Equipment: 1.0%
	Power Solutions International, Inc.
2,000,000	6.500%, 01/01/2019[2,3,4,5]	2,020,978

Electronic Equipment, Instruments & Components: 1.0%
	KEMET Corp.
2,000,000	10.500%, 05/01/2018	2,010,250

Food & Staples Retailing: 3.5%
	BI-LO LLC
400,000	8.625% Cash or 9.375% PIK,
	09/15/2018[2]	202,000
	KeHE Distributors LLC
2,000,000	7.625%, 08/15/2021[2]	2,020,000
	Rite Aid Corp.
2,500,000	9.250%, 03/15/2020	2,573,437
	Tops Holding II Corp.
2,595,000	8.750%, 06/15/2018	2,063,025
		6,858,462
Food Products: 2.1%
	Hearthside Group Holdings LLC
938,000	6.500%, 05/01/2022[2]	943,862
	Shearer’s Foods LLC
1,500,000	9.000%, 11/01/2019[2]	1,565,625
	Simmons Foods, Inc.
1,500,000	7.875%, 10/01/2021[2]	1,578,750
		4,088,237
Health Care Equipment & Supplies: 0.5%
	Alere, Inc.
1,000,000	7.250%, 07/01/2018	1,013,125

Health Care Providers & Services: 0.6%
	AMN Healthcare, Inc.
1,000,000	5.125%, 10/01/2024[2]	1,012,500
	CHS / Community
	Health Systems, Inc.
200,000	8.000%, 11/15/2019	197,000
		1,209,500
Hotels, Restaurants & Leisure: 1.7%
	Carrols Restaurant Group, Inc.
1,250,000	8.000%, 05/01/2022	1,340,625
	Ruby Tuesday, Inc.
2,000,000	7.625%, 05/15/2020	1,950,000
		3,290,625
Household Durables: 0.8%
	American Greetings Corp.
1,000,000	7.875%, 02/15/2025[2]	1,055,000
	New Home Co., Inc.
500,000	7.250%, 04/01/2022[2]	506,250
		1,561,250
Industrial Conglomerates: 0.3%
	Icahn Enterprises L.P. /
	Icahn Enterprises Finance Corp.
500,000	6.250%, 02/01/2022[2]	508,750

IT Services: 0.5%
	Alliance Data Systems Corp.
1,000,000	6.375%, 04/01/2020[2]	1,021,250

Leisure Products: 0.5%
	Smith & Wesson Holding Corp.
1,000,000	5.000%, 07/15/2018[2]	995,000

Machinery: 1.3%
	Navistar International Corp.
1,000,000	8.250%, 11/01/2021	1,004,990
	Waterjet Holdings, Inc.
1,500,000	7.625%, 02/01/2020[2]	1,545,000
		2,549,990
Media: 0.7%
	MDC Partners, Inc.
1,500,000	6.500%, 05/01/2024[2]	1,438,125

Metals & Mining: 1.6%
	AK Steel Corp.
1,000,000	7.625%, 05/15/2020	1,020,100
	Coeur Mining, Inc.
108,000	7.875%, 02/01/2021	112,590

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2017

Principal
Amount		Value
Metals & Mining: 1.6% (Continued)
	Hecla Mining Co.
$1,000,000	6.875%, 05/01/2021	$1,025,000
	Real Alloy Holding, Inc.
1,000,000	10.000%, 01/15/2019[2]	1,012,500
		3,170,190
Oil, Gas & Consumable Fuels: 2.5%
	Calumet Specialty Products Partners L.P.
100,000	6.500%, 04/15/2021	85,125
1,400,000	7.625%, 01/15/2022	1,186,500
	Genesis Energy L.P. / Genesis
	Energy Finance Corp.
250,000	5.750%, 02/15/2021	254,375
1,000,000	6.750%, 08/01/2022	1,036,000
	Global Partners / GLP Finance Corp.
1,500,000	6.250%, 07/15/2022	1,477,500
	NGL Energy Partners L.P.
250,000	5.125%, 07/15/2019	251,875
500,000	6.875%, 10/15/2021	511,250
		4,802,625
Paper & Forest Products: 0.7%
	Resolute Forest Products, Inc.
1,500,000	5.875%, 05/15/2023	1,376,250

Personal Products: 0.3%
	NBTY, Inc.
600,000	7.625%, 05/15/2021[2]	633,000

Pharmaceuticals: 0.8%
	Mallinckrodt International Finance
	SA / Mallinckrodt CB LLC
1,500,000	4.875%, 04/15/2020[2]	1,509,375

Road & Rail: 0.5%
	Herc Rentals, Inc.
899,000	7.500%, 06/01/2022[2]	959,683

Specialty Retail: 0.9%
	Caleres, Inc.
1,750,000	6.250%, 08/15/2023	1,833,125

Thrifts & Mortgage Finance: 1.1%
	Nationstar Mortgage LLC
2,000,000	9.625%, 05/01/2019	2,056,250

Tobacco: 0.4%
	Alliance One International, Inc.
1,000,000	9.875%, 07/15/2021	868,750

Trading Companies & Distributors: 0.5%
	Fly Leasing Ltd.
1,000,000	6.750%, 12/15/2020	1,051,250

Total Corporate Bonds
(Cost $77,536,905)		78,514,321

Convertible Bonds: 3.0%

Auto Components: 0.5%
	Horizon Global Corp.
1,000,000	2.750%, 07/01/2022	910,625

Consumer Finance: 0.3%
	EZCORP, Inc.
700,000	2.125%, 06/15/2019	655,375

Electronic Equipment, Instruments
& Components: 0.4%
	InvenSense, Inc.
473,000	1.750%, 11/01/2018	469,748
	OSI Systems, Inc.
250,000	1.250%, 09/01/2022[2]	238,750
		708,498
Health Care Providers & Services: 0.3%
	Aceto Corp.
750,000	2.000%, 11/01/2020	689,063

Internet Software & Services: 0.4%
	Web.com Group, Inc.
750,000	1.000%, 08/15/2018	733,125

IT Services: 1.0%
	Unisys Corp.
1,210,000	5.500%, 03/01/2021[2]	2,000,281

Machinery: 0.1%
	Navistar International Corp.
150,000	4.500%, 10/15/2018	148,219

Total Convertible Bonds
(Cost $5,102,775)		5,845,186

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2017

Principal
Amount	Value
Private Mortgage Backed Obligations: 0.3%

Diversified Financial Services: 0.3%
HAS Capital Income
Opportunity Fund II
$642,000	8.000%, 12/31/2024
(Cost $642,000,
Acquisition Date
6/10/2016, 9/19/2016)[2,3,4,6]	$642,000

Total Private Mortgage Backed Obligations
(Cost $642,000)	642,000

Total Bonds
(Cost $83,281,680)	85,001,507

Shares
Short-Term Investments: 1.8%

3,621,906	Federated U.S. Treasury Cash
Reserves – Class I, 0.473%[7]	$3,621,906

Total Short-Term Investments
(Cost $3,621,906)	3,621,906

Total Investments in Securities: 100.0%
(Cost $171,284,257)	196,324,048
Other Assets in Excess of Liabilities: 0.0^	60,056
Total Net Assets: 100.0%	$196,384,104

ADR – American Depositary Receipt
PIK – Payment-in-kind – represents the security may pay interest in additional par.
REITS – Real Estate Investment Trusts
^	Does not round to 0.1%.
[1]	Non-income producing security.
[2]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  As of March 31, 2017, the value of these securities amounted to $47,169,830, or 24.0% of net assets.

[3]	Security is fair valued under supervision of the Board of Trustees and categorized as a Level 3 security (See Note 2A).
[4]	All or a portion of this security is considered illiquid. As of March 31, 2017, the total market value of illiquid securities was $4,664,228, or 2.4% of net assets.
[5]	Perpetual maturity.
[6]	Security considered restricted. As of March 31, 2017, the value of the security was $642,000, or 0.3% of net assets.
[7]	Annualized seven-day yield as of March 31, 2017.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services LLC.

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Institutional Equity Fund (the “Fund”) generated a 13.72% total return for the 12-month period ending March 31, 2017, trailing its benchmark, the S&P 500 Index (the “S&P 500”), which returned 17.17% over the same period. (Please see standardized performance in the table following this review.)

Market Review

The past fiscal year was a reminder of how unpredictable political events can be. Over the past 12 months investors were surprised by Britain’s vote to leave the European Union in June and the election of Donald Trump as President of the U.S. in November. The stock market rose sharply following Trump’s election on the assumption that his pro-business, pro-growth policies would translate into faster economic growth in the coming years. The Federal Reserve (the “Fed”) raised their target federal funds rate in both December and March, indicating their belief the economy is on strong footing, yet they say they are maintaining an accommodative stance.

Portfolio Review

For the 12-month period ending March 31, 2017, the Fund trailed the S&P 500. Our equities generated a solid double-digit return but lagged the benchmark, in large part as a result of our sector weightings. Notably, our exposure to each of the two best performing sectors in the S&P 500, Financials and Information Technology, was only about half that of the benchmark. In addition, our significantly higher weight in Energy also set the Fund back in relation to the S&P 500.

In terms of stock selection, our picks added relative value in the majority of the sectors and generated positive absolute results in every single one, with many posting double-digit returns and several even notching gains above 20%. However, our Healthcare and Information Technology performance, though positive on an absolute basis, fell short of their counterparts in the benchmark. In particular, within Healthcare, two of our pharmaceutical stocks, Allergan and Perrigo, declined sharply early in the period. Although they recovered somewhat over several of the ensuing months and were liquidated from the Fund, these two securities were the Fund’s worst detractors from absolute performance for the period.

Outlook & Portfolio Positioning

Despite a third round of rate tightening by the Fed in March, the markets remained fairly steady, indicating some confidence the U.S. economy can now stand on its own two feet with less monetary accommodation. As discussed in the Letter from the CIO, there is still uncertainty around the impact of the Trump agenda and its potentially negative fallout from some of the protectionist and anti-immigration initiatives. For now, rising employment and higher wages could further fuel the current economic expansion, a positive for equities, particularly if the Fed is successful in keeping inflation tame without dampening growth.

We feel confident that the Fund is well positioned for the current market environment. We are maintaining our disciplined investment approach and are actively seeking out companies whose prospects reflect industry- or company-specific factors independent of broader economic trends and which can steadily grow their dividends. We think these types of companies, bought at the right price, should do well in this economy and over time.

The Osterweis Institutional Equity Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk.

Institutional Equity Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2017
			Since Inception
	1 Yr.	3 Yr.	(July 31, 2012)
Osterweis Institutional Equity Fund	13.72%	2.92%	9.84%
S&P 500 Index	17.17	10.37	14.66
Gross/Net Expense Ratio as of 3/31/2016: 1.28%/1.00%1
[1]	As of most recent Prospectus dated June 30, 2016. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $100K (Inception to 3/31/2017)

This chart illustrates the performance of a hypothetical $100,000 investment made on July 31, 2012 (the Fund’s inception) and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Sector Allocation (% of net assets)

Top Ten Equity Holdings (% of net assets)
Alphabet, Inc. – Class C	5.7%
Charter Communications, Inc. – Class A	5.0
Berry Plastics Group, Inc.	3.9
Halliburton Co.	3.7
General Electric Co.	3.5
Bayer AG	3.4
Allergan Plc	3.4
Progressive Corp.	3.4
Diageo Plc	3.3
Crown Holdings, Inc.	3.3
Total	38.6%

Fund holdings are subject to change.

Institutional Equity Fund | Schedule of Investments at March 31, 2017

Shares		Value
Common Stocks: 85.8%

Aerospace & Defense: 2.0%
1,300	Boeing Co.	$229,918

Banks: 2.6%
3,490	JPMorgan Chase & Co.	306,562

Beverages: 3.3%
3,350	Diageo Plc – ADR	387,193

Chemicals: 2.6%
10,100	CF Industries Holdings, Inc.	296,435

Containers & Packaging: 10.2%
9,340	Berry Plastics Group, Inc.[1]	453,644
7,230	Crown Holdings, Inc.[1]	382,828
27,485	Graphic Packaging Holding Co.	353,732
		1,190,204
Electric Utilities: 3.0%
2,690	NextEra Energy, Inc.	345,315

Energy Equipment & Services: 5.0%
8,715	Halliburton Co.	428,865
1,960	Schlumberger Ltd.	153,076
		581,941
Equity Real Estate Investment Trusts – REITS: 3.5%
1,305	Crown Castle International Corp.	123,257
1,320	Public Storage	288,961
		412,218
Food & Staples Retailing: 2.8%
11,440	US Foods Holding Corp.[1]	320,091

Health Care Equipment & Supplies: 1.7%
995	Teleflex, Inc.	192,761

Industrial Conglomerates: 3.5%
13,720	General Electric Co.	408,856

Insurance: 6.5%
2,645	Chubb Ltd.	360,381
9,980	Progressive Corp.	391,017
		751,398
Internet Software & Services: 5.7%
796	Alphabet, Inc. – Class C1	660,330

Machinery: 3.2%
5,915	Pentair Plc	371,344

Media: 8.2%
1,759	Charter Communications,
	Inc. – Class A1	575,756
8,487	Cinemark Holdings, Inc.	376,314
		952,070
Metals & Mining: 1.6%
23,605	Tahoe Resources, Inc.	189,548

Oil, Gas & Consumable Fuels: 2.1%
4,020	Anadarko Petroleum Corp.	249,240

Pharmaceuticals: 10.4%
3,470	Bayer AG – ADR	400,160
5,825	GlaxoSmithKline Plc – ADR	245,582
1,590	Johnson & Johnson	198,034
4,965	Novartis AG – ADR	368,751
		1,212,527
Semiconductors & Semiconductor Equipment: 4.9%
2,820	Analog Devices, Inc.	231,099
9,350	Intel Corp.	337,255
		568,354
Trading Companies & Distributors: 3.0%
9,080	Air Lease Corp.	351,850

Total Common Stocks
(Cost $7,604,382)		9,978,155

Convertible Preferred Stocks: 3.4%

Pharmaceuticals: 3.4%
470	Allergan Plc, 5.500%	399,397

Total Convertible Preferred Stocks
(Cost $332,144)		399,397

Partnerships & Trusts: 8.6%

Hotels, Restaurants & Leisure: 2.3%
3,855	Cedar Fair L.P.	261,407

Oil, Gas & Consumable Fuels: 6.3%
13,125	Enterprise Products Partners L.P.	362,381
4,805	Magellan Midstream Partners L.P.	369,553
		731,934
Total Partnerships & Trusts
(Cost $625,271)		993,341

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Schedule of Investments at March 31, 2017

Shares	Value
Short-Term Investments: 2.6%

304,996	Federated U.S. Treasury Cash
Reserves – Class I, 0.473%[2]	$304,996

Total Short-Term Investments
(Cost $304,996)	304,996

Total Investments in Securities: 100.4%
(Cost $8,866,793)	11,675,889
Liabilities in Excess of Other Assets: (0.4)%	(45,278)
Total Net Assets: 100.0%	$11,630,611

ADR – American Depositary Receipt
[1]	Non-income producing security.
[2]	Annualized seven-day yield as of March 31, 2017.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services LLC.

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Portfolio Managers’ Review

Performance Summary

For the period of December 1, 2016* to March 31, 2017, the Osterweis Emerging Opportunity Fund (the “Fund”) generated a total return of 6.30%, slightly underperforming the Russell 2000 Growth Index (the “Russell”), which returned 6.79% over the same period. (Please see standardized performance in the table following this review.)

* As of the end of day on November 30, 2016 a predecessor fund was converted into the Osterweis Emerging Opportunity Fund.

Market Review

The Fund began operations as a mutual fund on November 30, 2016 on the heels of the surprise election of Donald Trump. From December 1, 2016 through March 31, 2017 the stock market continued to march upward in anticipation of the President’s pro-business, pro-growth agenda. Small caps underperformed large caps. Within small cap, growth outperformed value.

Portfolio Review

During the four-month period ending March 31, 2017, the Fund slightly trailed the Russell due to the drag from cash, which averaged 15% over this time span. Otherwise, our stocks not only generated a solid absolute return in the high single digits but also materially outperformed the benchmark.

Our strong stock picking in Health Care accounted for a great deal of the value added. Our selections as a whole in this sector posted gains that were more than double the Russell counterparts. Many of these holdings in the Fund paid off handsomely with almost half of the sector’s securities garnering double-digit returns. These Health Care results are quite satisfactory especially given our small exposure to Biotech, which surged after performing poorly last year. All in all, Health Care was our best performer and top contributor on both an absolute and relative basis.

Our Consumer Discretionary investments also boosted relative performance considerably, thanks mostly to our favorable stock selection but also abetted somewhat by a lower weighting in this sector compared to the benchmark. After Health Care, Consumer Discretionary was the next best performer and contributor both absolutely and relative to the Russell.

On the other hand, our choices in Information Technology did not fare as well. Although absolute performance was solid, stock selection in this sector detracted relative value as the desirable returns were primarily delivered by the highly cyclical hardware companies in the benchmark instead of the secular growth businesses that we typically focus on. Lastly, concluding on a positive note, the absence of Energy exposure gave the Fund another leg up versus the Russell as it was the only sector in the benchmark to suffer a loss during the period.

Outlook & Portfolio Positioning

We continue to think the economy should grow maybe even at a slightly faster pace. However, we expect we will continue to see volatility related to various bits of market news and are looking to add new holdings and add to existing positions when opportunities present themselves. We have nudged the portfolio toward faster revenue growing companies as investors have favored pro-cyclical names for two quarters now. If the Trump trade wanes, we think these higher quality secular names will reemerge.

Mutual Fund investing involves risk. Principal loss is possible. The Osterweis Emerging Opportunity Fund may invest in unseasoned companies, which involve additional risks such as abrupt or erratic price movements. The Fund may invest in small and mid-sized companies, which may involve greater volatility than large-sized companies. The Fund may invest in IPOs and unseasoned companies that are in the early stages of their development and may pose more risk compared to more established companies. The Fund may invest in ETFs, which involve risks that do not apply to conventional funds. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk including the health care sector, which may be affected by government regulation, restrictions, pricing and other market developments and the technology sector, which tends to be more volatile than the overall market. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for complete fund holdings.

Emerging Opportunity Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2017
			Since Inception
	1 Yr.	3 Yr.	(October 1, 2012)
Osterweis Emerging Opportunity Fund	22.09%	6.77%	13.07%
Russell 2000 Growth Index	23.03	6.72	13.31
Gross/Net Expense Ratio: 1.61%/1.50%1
[1]	As of most recent Prospectus dated November 30, 2016. Please see the Fund’s Financial Highlights in this report for the most recent annualized expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050. Performance prior to December 1, 2016 is that of another investment vehicle (the “Predecessor Fund”) before the commencement of the Fund’s operations. The Predecessor Fund was converted into the Fund on November 30, 2016. The Predecessor Fund’s performance shown includes the deduction of the Predecessor Fund’s actual operating expenses. In addition, the Predecessor Fund’s performance shown has been recalculated using the management fee that applies to the Fund, which has the effect of reducing the Predecessor Fund’s performance. The Predecessor Fund was not a registered mutual fund and so was not subject to the same operating expenses or investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Growth of $10K (Inception to 3/31/2017)

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 2012 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Sector Allocation (% of net assets)

Top Ten Equity Holdings (% of net assets)
Inphi Corp.	6.4%
LendingTree, Inc.	4.5
Q2 Holdings, Inc.	4.5
Dave & Buster’s Entertainment, Inc.	4.1
GTT Communications, Inc.	4.0
Middleby Corp.	3.9
CyberArk Software Ltd.	3.7
BofI Holding, Inc.	3.6
Square, Inc.	3.5
Inogen, Inc.	3.4
Total	41.6%

Fund holdings are subject to change.

Emerging Opportunity Fund | Schedule of Investments at March 31, 2017

Shares		Value
Common Stocks: 85.8%

Auto Components: 1.7%
18,455	Gentherm, Inc.[1]	$724,359

Biotechnology: 2.7%
11,354	Ligand Pharmaceuticals, Inc.[1]	1,201,707

Building Products: 2.1%
13,140	Trex Co., Inc.[1]	911,785

Communications Equipment: 1.5%
31,465	Quantenna
	Communications, Inc.[1]	655,416

Consumer Finance: 1.7%
117,830	LendingClub Corp.[1]	646,887
2,679	PRA Group, Inc.[1]	88,809
		735,696
Diversified Telecommunication Services: 1.2%
12,088	Cogent Communications
	Holdings, Inc.	520,388

Health Care Equipment & Supplies: 12.0%
9,580	Align Technology, Inc.[1]	1,098,922
45,419	AtriCure, Inc.[1]	869,774
16,715	Glaukos Corp.[1]	857,479
19,048	Inogen, Inc.[1]	1,477,363
10,214	Nevro Corp.[1]	957,052
		5,260,590
Health Care Providers & Services: 2.5%
16,155	AMN Healthcare Services, Inc.[1]	655,893
10,380	HealthEquity, Inc.[1]	440,631
		1,096,524
Health Care Technology: 5.4%
57,300	Evolent Health, Inc.[1]	1,277,790
21,400	Veeva Systems, Inc.[1]	1,097,392
		2,375,182
Hotels, Restaurants & Leisure: 4.1%
29,549	Dave & Buster’s
	Entertainment, Inc.[1]	1,805,149

Household Durables: 2.2%
8,126	Cavco Industries, Inc.[1]	945,866

Internet Software & Services: 14.8%
35,355	2U, Inc.[1]	1,402,179
71,092	GTT Communications, Inc.[1]	1,731,090
14,470	New Relic, Inc.[1]	536,403
56,100	Q2 Holdings, Inc.[1]	1,955,085
17,483	Yelp, Inc.[1]	572,568
8,324	Zillow Group, Inc.[1]	281,435
		6,478,760
IT Services: 3.5%
88,593	Square, Inc.[1]	1,530,887

Machinery: 3.9%
12,412	Middleby Corp.[1]	1,693,617

Semiconductors & Semiconductor Equipment: 9.7%
57,322	Inphi Corp.[1]	2,798,460
52,065	MaxLinear, Inc.[1]	1,460,423
		4,258,883
Software: 8.7%
31,638	CyberArk Software Ltd.[1]	1,609,425
14,753	Proofpoint, Inc.[1]	1,097,033
18,565	Take-Two
	Interactive Software, Inc.[1]	1,100,348
		3,806,806
Thrifts & Mortgage Finance: 8.1%
60,737	BofI Holding, Inc.[1]	1,587,058
15,797	LendingTree, Inc.[1]	1,980,154
		3,567,212
Total Common Stocks
(Cost $34,593,092)		37,568,827

Short-Term Investments: 11.6%

5,073,440	Federated U.S. Treasury
	Cash Reserves – Class I, 0.473%[2]	5,073,440

Total Short-Term Investments
(Cost $5,073,440)		5,073,440

Total Investments in Securities: 97.4%
(Cost $39,666,532)		42,642,267
Other Assets in Excess of Liabilities: 2.6%		1,150,868
Total Net Assets: 100.0%		$43,793,135

[1]	Non-income producing security.
[2]	Annualized seven-day yield as of March 31, 2017.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services LLC.

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Portfolio Managers’ Review

Performance Summary

For the since inception period of December 30, 2016 to March 31, 2017, the Osterweis Total Return Fund (the “Fund”) generated a total return of 2.65%, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the “BC Agg”), which returned 0.82% over the same period.

Market Review

The economy has continued to show improvement, with a tinge of wage inflation that seems to have the attention of the investment community and the Federal Reserve (the “Fed”). The Federal Open Market Committee (FOMC) hiked the federal funds target rate 25 basis points (0.25%) in March, a move that was largely unexpected by the market at the beginning of the year. Still, despite this early increase in the overnight rate, longer-dated Treasury yields have fallen following this Fed action. The 10-year Treasury, for example, which peaked at 2.61% shortly before the Fed hike, has since dropped to 2.39% at quarter end. Despite flat to slightly higher yields in 2-5 year bonds, carry and roll down more than compensated as these assets also delivered positive absolute returns for the quarter. Among investment grade sectors, corporate bonds delivered the strongest performance – especially in February, when they outperformed duration-matched Treasuries.

Portfolio Review

For the since inception period ending March 31, 2017, the Fund’s performance relative to the BC Agg benefited from our prudent duration management using futures to hedge interest rate movements, which in turn allowed us to be more selective when deploying cash into physical securities. In addition, favorable security selection in mortgage-backed investments also boosted relative returns substantially. On the other hand, our strong outperformance was somewhat dampened by a high cash position awaiting the right investment opportunities during the Fund’s startup month and towards the end of the period, when a large inflow more than doubled Fund assets. A lower allocation to the corporate sector also slightly set the Fund back compared to the benchmark.

On an absolute basis, interest rate hedging and our mortgage-backed portfolio also served as the primary drivers of total returns. Together, they accounted for over 85% of the Fund’s performance. Lastly, our corporate bonds and preferred stock holding delivered additional value to absolute returns during this period.

Outlook & Portfolio Positioning

We believe that we should continue to see positive economic growth in the coming year. With that we expect the Fed to carefully continue along its path of rate normalization.

Looking ahead, we believe that a mix of carefully selected mortgage backed securities and investment grade corporates coupled with strategic use of hedging to manage our interest rate sensitivity should serve the Fund well as the Fed slowly tries to normalize interest rates.

The Osterweis Total Return Fund may invest fixed income securities which are subject to credit, default, extension, interest rate and prepayment risks. It may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in foreign and emerging market securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used. Investments in preferred securities have an inverse relationship with changes in the prevailing interest rate. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. It may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may invest in municipal securities which are subject to the risk of default.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for complete fund holdings.

Total Return Fund | Fund Overview (Unaudited)

Total Return
Period Ended March 31, 2017
Since Inception
(December 30, 2016)
Osterweis Total Return Fund	2.65%
Bloomberg Barclays U.S. Aggregate Bond Index	0.82
Gross/Net Expense Ratio: 2.00%/0.76%1
[1]	As of most recent Prospectus dated December 27, 2016. Please see the Fund’s Financial Highlights in this report for the most recent annualized expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 3/31/2017)

This chart illustrates the performance of a hypothetical $10,000 investment made on December 30, 2016 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Asset Allocation (% of net assets)

Top Ten Debt Holdings (% of net assets)
Fannie Mae Pool, Series FN AL2519, 4.500%	5.0%
Fannie Mae Pool, Series FN AS5460, 3.500%	4.9
Freddie Mac Gold Pool, Series FG G08737, 3.000%	4.2
Fannie Mae Pool, Series FN MA2755, 4.000%	3.7
Fannie Mae Pool, Series FN AS8803, 3.500%	3.3
Freddie Mac Gold Pool, Series FG Q30868, 3.500%	2.8
Freddie Mac Gold Pool, Series FG G60024, 3.500%	2.4
Freddie Mac Strips, Series FHS 288 IO, 3.000%	1.2
Freddie Mac REMICS, Series FHR 2512 SI, 6.588%	0.7
JPMorgan Chase & Co., 7.900%	0.7
Total	28.9%

Fund holdings are subject to change.

Total Return Fund | Schedule of Investments at March 31, 2017

Shares		Value
Convertible Preferred Stocks: 0.4%

Banks: 0.4%
150	Wells Fargo & Co., 7.500%	$186,000

Total Convertible Preferred Stocks
(Cost $179,550)		186,000

Principal
Amount
Bonds: 34.3%
Corporate Bonds: 4.5%

Automobiles: 1.0%
	Ford Motor Credit Co. LLC
$250,000	3.339%, 03/28/2022	251,157
	General Motors Financial Co., Inc.
200,000	3.450%, 01/14/2022	201,873
		453,030
Banks: 1.1%
	Bank of America Corp.
200,000	3.030%, 10/28/2031	182,700
	JPMorgan Chase & Co.
334,000	7.900%, 04/30/2018[1,2]	346,525
		529,225
Capital Markets: 0.6%
	Goldman Sachs Group, Inc.
251,000	5.950%, 01/15/2027	286,970

Diversified Telecommunication Services: 0.4%
	Verizon Communications, Inc.
200,000	3.000%, 11/01/2021	201,014

Industrial Conglomerates: 0.5%
	Siemens
	Financieringsmaatschappij NV
250,000	2.700%, 03/16/2022[3]	250,391

Leisure Products: 0.3%
	Brunswick Corp.
125,000	4.625%, 05/15/2021[3]	128,180

Semiconductors & Semiconductor Equipment: 0.6%
	Applied Materials, Inc.
250,000	3.300%, 04/01/2027	251,305

Total Corporate Bonds
(Cost $2,096,999)		2,100,115

Mortgage Backed Securities: 29.8%
	Fannie Mae Pool
	Series FN AL2519,
2,170,195	4.500%, 07/01/2040	2,348,232
	Series FN AI8577,
39,975	3.000%, 08/01/2042	39,863
	Series FN AS5460,
2,224,833	3.500%, 07/01/2045	2,277,789
	Series FN MA2755,
1,666,362	4.000%, 09/01/2046	1,749,394
	Series FN AS8803,
1,495,680	3.500%, 02/01/2047	1,536,622
	Fannie Mae REMICS
	Series FNR 2003-64 HQ,
47,649	5.000%, 07/25/2023	50,869
	Series FNR 2012-66 IA,
746,139	3.000%, 06/25/2027	72,776
	Freddie Mac Gold Pool
	Series FG G60024,
1,081,552	3.500%, 05/01/2043	1,111,366
	Series FG Q30868,
1,299,489	3.500%, 01/01/2045	1,330,325
	Series FG G08737,
1,975,494	3.000%, 12/01/2046	1,959,269
	Freddie Mac REMICS
	Series FHR 2512 SI,
2,579,323	6.588%, 04/15/2024	350,012
	Freddie Mac Strips
	Series FHS 288 IO,
5,661,654	3.000%, 10/15/2027	561,319
	Series FHS 264F1,
315,196	1.462%, 07/15/2042	316,771
	Government National
	Mortgage Association
	Series GNR 2017-4 GO,
256,115	0.000%, 12/20/2037[4]	255,419
		13,960,026
Total Mortgage Backed Securities
(Cost $13,898,780)		13,960,026

Total Bonds
(Cost $15,995,779)		16,060,141

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at March 31, 2017

Shares	Value
Short-Term Investments: 63.7%
29,795,892	Morgan Stanley Institutional
Liquidity Funds – Government
Portfolio, 0.601%[5,6]	$29,795,892
Total Short-Term Investments
(Cost $29,795,892)	29,795,892
Total Investments in Securities: 98.4%
(Cost $45,971,221)	46,042,033
Other Assets in Excess of Liabilities: 1.6%	729,601
Total Net Assets: 100.0%	$46,771,634

[1]	Variable rate security; rate shown is the rate in effect on March 31, 2017.
[2]	Perpetual call date security. Rate shown is next call date.
[3]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  As of March 31, 2017, the value of these securities amounted to $378,571, or 0.8% of net assets.

[4]	Zero coupon security.
[5]
For further information on investment objective and financial statements on individual regulated investment companies, available upon requests at no charge, please go to the Securities Exchange Commission’s website at http://www.sec.gov or the individual regulated investment company’s website.

[6]	Annualized seven-day yield as of March 31, 2017.

Schedule of Futures Contracts at March 31, 2017

The Fund had the following futures contracts outstanding with Credit Suisse.

			Unrealized
Short Futures	Number of	Notional	Appreciation
Contracts Outstanding	Contracts	Amount	(Depreciation)
US 5 Year Note (6/2017)	33	$3,884,977	$(2,047)
US 10 Year Note (6/2017)	35	4,359,688	(18,109)
US 10 Year Ultra (6/2017)	18	2,410,031	(2,453)
		$10,654,696	$(22,609)

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Assets and Liabilities at March 31, 2017

			Osterweis		Osterweis
		Osterweis	Strategic	Osterweis	Emerging	Osterweis
	Osterweis	Strategic	Investment	Institutional	Opportunity	Total Return
	Fund	Income Fund	Fund	Equity Fund	Fund	Fund
ASSETS
Investments in unaffiliated securities, at value
(cost $174,172,821, $5,276,485,028, $171,284,257,
$8,866,793, $39,666,532 and $45,971,221,
respectively) (Note 2)	$244,822,380	$5,279,247,918	$196,324,048	$11,675,889	$42,642,267	$46,042,033
Investments in securities of affiliated issuers,
at value (cost $—, $62,441,597, $—, $—,
$—, and $—,respectively) (Note 6)	—	36,201,457	—	—	—	—
Total investments in securities, at value
(cost $174,172,821, $5,338,926,625,
$171,284,257, $8,866,793, $39,666,532
and $45,971,221, respectively)	244,822,380	5,315,449,375	196,324,048	11,675,889	42,642,267	46,042,033
Cash	—	—	—	—	—	13,026
Restricted cash	—	—	—	—	—	89,650
Receivables:
Investment securities sold	—	726,924	150,384	—	4,163,773	—
Fund shares sold	15,575	10,998,815	14,778	—	3,114	617,369
Dividends and interest	882,025	95,702,139	2,337,067	29,971	2,450	86,979
Due from Adviser	—	—	—	3,522	—	6,448
Prepaid expenses	11,978	58,096	8,853	8,162	20,846	22,302
Total assets	245,731,958	5,422,935,349	198,835,130	11,717,544	46,832,450	46,877,807

LIABILITIES
Payables:
Due to Custodian	—	—	1,714,000	—	—	—
Investment securities purchased	930,925	2,796,635	445,542	43,857	2,949,906	50,283
Fund shares redeemed	103,134	1,884,993	41,278	—	—	—
Variation margin payable	—	—	—	—	—	10,683
Investment advisory fees, net	264,220	3,234,166	171,011	—	33,653	—
Administration fees	39,197	305,746	15,016	1,173	2,533	859
Custody fees	6,235	41,904	3,140	2,164	1,108	1,215
Fund accounting fees	14,428	94,124	10,636	5,261	9,588	8,880
Transfer agent fees	31,109	342,825	7,922	3,221	7,895	3,024
Trustee fees	9,479	52,979	7,645	5,873	6,226	5,720
Audit fees	27,600	27,600	25,169	22,662	21,780	21,840
Chief Compliance Officer fees	1,338	1,338	1,338	1,338	1,372	1,167
Other accrued expenses	24,008	109,467	8,329	1,384	5,254	2,502
Total liabilities	1,451,673	8,891,777	2,451,026	86,933	3,039,315	106,173

NET ASSETS	$244,280,285	$5,414,043,572	$196,384,104	$11,630,611	$43,793,135	$46,771,634

COMPUTATION OF NET ASSET VALUE
Net assets	$244,280,285	$5,414,043,572	$196,384,104	$11,630,611	$43,793,135	$46,771,634
Shares issued and outstanding
(unlimited number of shares
authorized without par value)	9,370,999	480,783,566	13,294,275	1,121,438	4,121,815	4,571,688
Net asset value, offering and
redemption price per share	$26.07	$11.26	$14.77	$10.37	$10.62	$10.23

COMPONENTS OF NET ASSETS
Paid-in capital	$110,440,438	$5,723,598,137	$169,953,275	$8,569,947	$38,748,558	$46,569,829
Undistributed (accumulated) net
investment income (loss)	10,332,908	12,149,119	2,644,181	421,049	(14,747)	10,218
Undistributed (accumulated) net realized gain (loss)	52,857,380	(298,226,434)	(1,253,143)	(169,481)	2,083,589	143,384
Net unrealized appreciation (depreciation) on:
Investments	70,649,559	(23,477,250)	25,039,791	2,809,096	2,975,735	70,812
Futures contracts	—	—	—	—	—	(22,609)
Net assets	$244,280,285	$5,414,043,572	$196,384,104	$11,630,611	$43,793,135	$46,771,634

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Operations For the Year Ended March 31, 2017

			Osterweis		Osterweis
		Osterweis	Strategic	Osterweis	Emerging	Osterweis
	Osterweis	Strategic	Investment	Institutional	Opportunity	Total Return
	Fund	Income Fund	Fund	Equity Fund	Fund*	Fund**
INVESTMENT INCOME
Dividends from unaffiliated investments
(net of $126,643,$0,$38,421,$4,614,
$0 and $0, respectively, in
foreign withholding taxes)	$7,306,301	$3,039,833	$2,286,682	$221,243	$8,394	$2,813
Interest from unaffiliated investments	129,688	290,863,721	7,641,644	1,222	7,782	58,413
Interest from affiliated investments	—	7,311,881	5,002	—	—	—
Total investment income	7,435,989	301,215,435	9,933,328	222,465	16,176	61,226

EXPENSES (Note 3)
Investment advisory fees	5,268,298	35,704,335	2,363,197	124,551	137,097	12,250
Transfer agent fees	299,384	2,974,469	62,000	19,373	11,034	4,152
Administration fees	212,787	1,776,047	88,113	5,585	4,952	1,050
Fund accounting fees	88,953	552,889	69,904	31,218	14,808	10,925
Reports to shareholders	40,889	259,318	8,926	4,209	437	329
Custody fees	32,261	244,506	17,449	5,535	2,047	1,433
Audit fees	27,600	27,600	25,169	22,662	21,780	21,840
Miscellaneous expense	27,008	140,136	12,623	5,569	1,915	1,441
Registration fees	26,225	83,136	19,942	21,159	12,107	7,423
Trustee fees	20,686	132,553	20,156	14,759	9,177	5,720
Chief Compliance Officer fees	8,505	8,505	8,505	8,505	2,539	1,750
Legal fees	5,272	5,928	7,733	5,172	1,511	1,023
Insurance expense	4,509	18,190	3,153	2,301	—	—
Interest expense	—	—	316	725	—	—
Total expenses	6,062,377	41,927,612	2,707,186	271,323	219,404	69,336
Fees waived and expenses absorbed by the Adviser	—	—	—	(124,792)	(13,654)	(48,903)
Net expenses	6,062,377	41,927,612	2,707,186	146,531	205,750	20,433
Net investment income (loss)	1,373,612	259,287,823	7,226,142	75,934	(189,574)	40,793

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on unaffiliated investments	151,067,881	(18,538,784)	14,078,096	2,644,857	(353,093)	4,393
Net realized loss on affiliated investments	—	(248,462)	(391,406)	—	—	—
Net realized gain on futures contracts	—	—	—	—	—	143,840
Change in net unrealized appreciation/depreciation on:
Investments	(96,670,693)	324,770,646	11,791,293	(840,375)	2,975,735	70,812
Futures contracts	—	—	—	—	—	(22,609)
Net realized and unrealized gain on investments	54,397,188	305,983,400	25,477,983	1,804,482	2,622,642	196,436
Net increase in net assets
resulting from operations	$55,770,800	$565,271,223	$32,704,125	$1,880,416	$2,433,068	$237,229

*	Commenced operations on November 30, 2016. Information presented is from the period November 30, 2016 to March 31, 2017.
**	Commenced operations on December 30, 2016. Information presented is from the period December 30, 2016 to March 31, 2017.

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2017	March 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,373,612	$2,726,105
Net realized gain on unaffiliated investments	151,067,881	117,745,353
Change in net unrealized appreciation/depreciation on investments	(96,670,693)	(229,559,601)
Net increase (decrease) in net assets resulting from operations	55,770,800	(109,088,143)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(4,842,337)	(3,790,711)
From realized gains	(25,635,569)	(143,900,216)
Total distributions to shareholders	(30,477,906)	(147,690,927)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares (a)	(498,386,859)	(204,013,631)
Total decrease in net assets	(473,093,965)	(460,792,701)

NET ASSETS
Beginning of year	717,374,250	1,178,166,951
End of year	$244,280,285	$717,374,250
Undistributed net investment income	$10,332,908	$4,224,381

(a)	Summary of capital share transactions is as follows:

		Year Ended		Year Ended
		March 31, 2017		March 31, 2016
		Shares	Value	Shares	Value
	Shares sold	1,427,685	$36,641,575	3,514,285	$102,473,078
	Shares issued in reinvestment of distributions	1,177,460	29,259,884	5,670,203	141,244,757
	Shares redeemed	(21,765,352)	(564,288,318)	(14,414,364)	(447,731,466)
	Net decrease	(19,160,207)	$(498,386,859)	(5,229,876)	$(204,013,631)

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2017	March 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$259,287,823	$310,261,593
Net realized loss on unaffiliated investments	(18,538,784)	(186,877,033)
Net realized loss on affiliated investments	(248,462)	—
Change in net unrealized appreciation/depreciation on investments	324,770,646	(281,078,652)
Net increase (decrease) in net assets resulting from operations	565,271,223	(157,694,092)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(259,005,970)	(315,139,071)
Total distributions to shareholders	(259,005,970)	(315,139,071)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares (a)	340,893,966	(790,491,996)
Total increase (decrease) in net assets	647,159,219	(1,263,325,159)

NET ASSETS
Beginning of year	4,766,884,353	6,030,209,512
End of year	$5,414,043,572	$4,766,884,353
Undistributed net investment income	$12,149,119	$11,867,266

(a)	Summary of capital share transactions is as follows:

		Year Ended		Year Ended
		March 31, 2017		March 31, 2016
		Shares	Value	Shares	Value
	Shares sold	154,552,350	$1,722,829,374	173,332,215	$1,919,676,180
	Shares issued in reinvestment of distributions	20,209,861	223,193,168	25,254,838	276,043,142
	Shares redeemed	(144,817,561)	(1,605,128,576)	(273,758,372)	(2,986,211,318)
	Net increase (decrease)	29,944,650	$340,893,966	(75,171,319)	$(790,491,996)

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2017	March 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$7,226,142	$7,995,654
Net realized gain (loss) on unaffiliated investments	14,078,096	(1,822,697)
Net realized loss on affiliated investments	(391,406)	(9,704,342)
Change in net unrealized appreciation/depreciation on investments	11,791,293	(28,498,452)
Net increase (decrease) in net assets resulting from operations	32,704,125	(32,029,837)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(7,126,085)	(8,077,603)
From realized gains	—	(3,848,194)
Total distributions to shareholders	(7,126,085)	(11,925,797)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares (a)	(105,736,722)	(18,821,726)
Total decrease in net assets	(80,158,682)	(62,777,360)

NET ASSETS
Beginning of year	276,542,786	339,320,146
End of year	$196,384,104	$276,542,786
Undistributed net investment income	$2,644,181	$1,550,571

(a)	Summary of capital share transactions is as follows:

		Year Ended		Year Ended
		March 31, 2017		March 31, 2016
		Shares	Value	Shares	Value
	Shares sold	381,521	$5,420,608	2,012,862	$29,356,054
	Shares issued in reinvestment of distributions	472,147	6,671,434	861,132	11,358,340
	Shares redeemed	(8,327,816)	(117,828,764)	(4,230,965)	(59,536,120)
	Net decrease	(7,474,148)	$(105,736,722)	(1,356,971)	$(18,821,726)

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2017	March 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$75,934	$174,648
Net realized gain (loss) on unaffiliated investments	2,644,857	1,173,780
Net realized loss on affiliated investments	—	(1,975,587)
Change in net unrealized appreciation/depreciation on investments	(840,375)	(4,666,300)
Net increase (decrease) in net assets resulting from operations	1,880,416	(5,293,459)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(41,321)	(230,559)
From realized gains	(858,895)	(5,810,575)
Total distributions to shareholders	(900,216)	(6,041,134)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares (a)	(12,058,556)	(9,734,992)
Total decrease in net assets	(11,078,356)	(21,069,585)

NET ASSETS
Beginning of year	22,708,967	43,778,552
End of year	$11,630,611	$22,708,967
Undistributed net investment income	$421,049	$(133,682)

(a)	Summary of capital share transactions is as follows:

		Year Ended		Year Ended
		March 31, 2017		March 31, 2016
		Shares	Value	Shares	Value
	Shares sold	—	$—	137,091	$1,674,900
	Shares issued in reinvestment of distributions	91,300	900,216	601,277	5,862,454
	Shares redeemed	(1,263,268)	(12,958,772)	(1,664,244)	(17,272,346)
	Net decrease	(1,171,968)	$(12,058,556)	(925,876)	$(9,734,992)

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Statement of Changes in Net Assets

Period from
November 30, 2016
through
March 31, 2017*
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(189,574)
Net realized loss on unaffiliated investments	(353,093)
Change in net unrealized appreciation on investments	2,975,735
Net increase in net assets resulting from operations	2,433,068

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	41,360,067
Total increase in net assets	43,793,135

NET ASSETS
Beginning of period	—
End of period	$43,793,135
Accumulated net investment loss	$(14,747)

(a)	Summary of capital share transactions is as follows:

		Period from November 30, 2017
		through March 31, 2017*
		Shares	Value
	Shares sold	339,908	$3,541,995
	Shares issued in connection with transfer-in-kind	3,783,866	37,838,660
	Shares redeemed	(1,959)	(20,588)
	Net decrease	4,121,815	$41,360,067

*	Commenced operations on November 30, 2016. Information presented is for the period from November 30, 2016 to March 31, 2017.

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Statement of Changes in Net Assets

Period from
December 30, 2016
through
March 31, 2017*
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$40,793
Net realized gain on unaffiliated investments and futures contracts	148,233
Change in net unrealized appreciation on investments and futures contracts	48,203
Net increase in net assets resulting from operations	237,229

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(34,851)
Total distributions to shareholders	(34,851)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	46,569,256
Total increase in net assets	46,771,634

NET ASSETS
Beginning of period	—
End of period	$46,771,634
Undistributed net investment income	$10,218

(a)	Summary of capital share transactions is as follows:

		Period from December 30, 2017
		through March 31, 2017*
		Shares	Value
	Shares sold	4,574,341	$46,596,493
	Shares issued in reinvestment of distributions	2,496	25,380
	Shares redeemed	(5,149)	(52,617)
	Net increase	4,571,688	$46,569,256

*	Commenced operations on December 30, 2016. Information presented is for the period from December 30, 2016 to March 31, 2017.

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Financial Highlights

For a capital share outstanding throughout each year

	Year Ended March 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of year	$25.14	$34.90	$35.09	$32.08	$27.80

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.06	0.09	0.26	0.39	0.14
Net realized and unrealized gain (loss) on investments	2.70	(4.10)	2.55	5.42	5.21
Total from investment operations	2.76	(4.01)	2.81	5.81	5.35

LESS DISTRIBUTIONS:
From net investment income	(0.29)	(0.15)	(0.50)	(0.26)	(0.62)
From net realized gain	(1.54)	(5.60)	(2.50)	(2.54)	(0.45)
Total distributions	(1.83)	(5.75)	(3.00)	(2.80)	(1.07)
Paid-in capital from redemption fees	—	—	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$26.07	$25.14	$34.90	$35.09	$32.08
Total return	11.33%	(11.35)%	8.70%	18.55%	19.84%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$244.3	$717.4	$1,178.2	$1,163.5	$930.1

Portfolio turnover rate	50%	20%	29%	31%	24%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	1.11%	1.02%	0.98%	1.01%	1.03%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income to average net assets	0.25%	0.31%	0.74%	1.14%	0.50%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 per share

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Financial Highlights

For a capital share outstanding throughout each year

	Year Ended March 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of year	$10.57	$11.46	$11.99	$11.86	$11.56

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.57	0.60	0.63	0.58	0.63
Net realized and unrealized gain (loss) on investments	0.69	(0.87)	(0.50)	0.09	0.31
Total from investment operations	1.26	(0.27)	0.13	0.67	0.94

LESS DISTRIBUTIONS:
From net investment income	(0.57)	(0.62)	(0.64)	(0.53)	(0.64)
From net realized gain	—	—	(0.02)	(0.01)	—
Total distributions	(0.57)	(0.62)	(0.66)	(0.54)	(0.64)
Paid-in capital from redemption fees	—	—	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$11.26	$10.57	$11.46	$11.99	$11.86
Total return	12.18%	(2.39)%	1.12%	5.78%	8.34%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$5,414.0	$4,766.9	$6,030.2	$6,882.7	$3,256.6

Portfolio turnover rate	37%	31%	58%	75%	82%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	0.84%	0.82%	0.82%	0.85%	0.91%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income to average net assets	5.17%	5.42%	5.38%	4.91%	5.43%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Financial Highlights

For a capital share outstanding throughout each year

	Year Ended March 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of year	$13.32	$15.34	$15.15	$13.45	$11.79

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.43	0.37	0.38	0.40	0.29
Net realized and unrealized gain (loss) on investments	1.53	(1.82)	0.53	1.78	1.76
Total from investment operations	1.96	(1.45)	0.91	2.18	2.05

LESS DISTRIBUTIONS:
From net investment income	(0.51)	(0.39)	(0.40)	(0.28)	(0.34)
From net realized gain	—	(0.18)	(0.32)	(0.20)	(0.05)
Total distributions	(0.51)	(0.57)	(0.72)	(0.48)	(0.39)
Paid-in capital from redemption fees	—	—	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$14.77	$13.32	$15.34	$15.15	$13.45
Total return	14.91%	(9.40)%	6.30%	16.40%	17.65%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$196.4	$276.5	$339.3	$279.4	$176.3

Portfolio turnover rate	53%	44%	43%	61%	129%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	1.15%	1.13%	1.13%	1.15%	1.29%
After fees/expenses waived or recouped	1.15%	1.13%	1.13%	1.15%	1.34%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	3.06%	2.56%	2.49%	2.76%	2.34%
After fees/expenses waived or recouped	3.06%	2.56%	2.49%	2.76%	2.29%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Financial Highlights

For a capital share outstanding throughout each year/period

					Period From
					July 31, 2012[1]
					through
	Year Ended March 31,				March 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year/period	$9.90	$13.60	$13.76	$11.84	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.05	0.06	0.13	0.15	0.03
Net realized and unrealized
gain (loss) on investments	1.27	(1.71)	0.98	2.19	1.82
Total from investment operations	1.32	(1.65)	1.11	2.34	1.85

LESS DISTRIBUTIONS:
From net investment income	(0.04)	(0.08)	(0.19)	(0.09)	(0.01)
From net realized gain	(0.81)	(1.97)	(1.08)	(0.33)	—
Total distributions	(0.85)	(2.05)	(1.27)	(0.42)	(0.01)
Paid-in capital from redemption fees	—	—	—	—	0.00 [3]
Net asset value, end of year/period	$10.37	$9.90	$13.60	$13.76	$11.84
Total return	13.72%	(11.93)%	8.84%	19.93%	18.55%[4]

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$11.6	$22.7	$43.8	$57.2	$42.1
Portfolio turnover rate	46%	41%	41%	31%	20%[4]

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	1.85%	1.28%	1.13%	1.13%	1.26%[5]
After fees/expenses waived or recouped	1.00%	1.00%	1.00%	1.00%	1.00%[5]

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	(0.33)%	0.21%	0.84%	1.05%	0.22%[5]
After fees/expenses waived or recouped	0.52%	0.48%	0.97%	1.18%	0.48%[5]

[1]	Fund commenced operations on July 31, 2012.
[2]	Calculated using the average shares outstanding method.
[3]	Does not round to $0.01 per share.
[4]	Not annualized.
[5]	Annualized.

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Financial Highlights

For a capital share outstanding throughout the period

Period from
November 30, 2016
through
March 31, 2017*
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	(0.05)
Net realized and unrealized gain on investments	0.67
Total from investment operations	0.62
Net asset value, end of period	$10.62
Total return	6.30%[2]

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$43.8
Portfolio turnover rate	62%[2]

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	1.60%[3]
After fees/expenses waived or recouped	1.50%[3]

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	(1.48)%[3]
After fees/expenses waived or recouped	(1.38)%[3]

[1]	Calculated using the average shares outstanding method.
[2]	Not annualized.
[3]	Annualized.
*	Commenced operations on November 30, 2016. Information presented is from the period November 30, 2016 to March 31, 2017.

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Financial Highlights

For a capital share outstanding throughout the period

Period from
December 30, 2016
through
March 31, 2017*
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.04
Net realized and unrealized gain on investments	0.22
Total from investment operations	0.26

LESS DISTRIBUTIONS:
From net investment income	(0.03)
From net realized gain	—
Total distributions	(0.03)
Paid-in capital from redemption fees	—
Net asset value, end of period	$10.23
Total return	2.65%[2]

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$46.8
Portfolio turnover rate	27%[2]

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	2.55%[3]
After fees/expenses waived or recouped	0.75%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	(0.30)%[3]
After fees/expenses waived or recouped	1.50%

[1]	Calculated using the average shares outstanding method.
[2]	Not annualized.
[3]	Annualized.
*	Commenced operations on December 30, 2016. Information presented is from the period December 30, 2016 to March 31, 2017.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Notes to Financial Statements at March 31, 2017

Note 1 – Organization

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Institutional Equity Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund (each a “Fund”, collectively the “Funds”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Funds commenced operations on October 1, 1993, August 30, 2002, August 31, 2010, July 31, 2012, November 30, 2016, and December 30, 2016, respectively.

The investment objective of the Osterweis Fund is to attain long-term total returns, which it seeks by investing primarily in equity securities. The investment objective of the Osterweis Strategic Income Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation, which it seeks by investing primarily in income bearing securities. The investment objective of the Osterweis Strategic Investment Fund is to attain long-term total returns and capital preservation, which it seeks by investing in both equity and fixed income securities that the Adviser believes can deliver attractive long-term returns and enhanced capital preservation. The investment objective of the Osterweis Institutional Equity Fund is to attain long-term total returns, which it seeks by investing approximately 95% of its net assets in equity securities. The investment objective of the Osterweis Emerging Opportunity Fund is to attain long-term capital appreciation. The investment objective of the Osterweis Total Return Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation.

The Osterweis Emerging Opportunity Fund commenced operations on November 30, 2016.  The initial purchase into the Fund included a transfer in-kind of securities and cash.  The transfer in-kind was nontaxable.  The Fund issued 3,783,866 shares, on November 30, 2016.  The fair value and cost of securities received by the Osterweis Emerging Opportunity Fund was $31,947,044 and $25,272,359, respectively.  In addition, the Osterweis Emerging Opportunity Fund received $5,891,615 of cash and dividends receivable.  For financial reporting purposes, assets received and shares issued by the Osterweis Emerging Opportunity Fund were recorded at fair value.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities, which may include Real Estate Investment Trusts (“REIT’s”), Business Development Companies (“BDC’s”) and Master Limited Partnerships (“MLP’s”), that are traded on U.S. national or foreign securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REIT’s, BDC’s and MLP’s that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the

Osterweis Funds | Notes to Financial Statements at March 31, 2017

same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments and derivative positions as of March 31, 2017:

Osterweis Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks^	$200,872,140	$—	$—	$200,872,140
Convertible Preferred Stocks	8,144,291	—	—	8,144,291
Partnerships & Trusts^	18,492,250	—	—	18,492,250
Short-Term Investments	17,313,699	—	—	17,313,699
Total Assets	$244,822,380	$—	$—	$244,822,380

^ See Schedule of Investments for industry breakouts.

The Fund did not invest in any Level 3 securities nor have transfers into or out of Level 1 or Level 2 during the period.

Osterweis Strategic Income Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks^	$674,136	$—	$—	$674,136
Convertible Preferred Stocks^*	—	60,372,000	50,225,000	110,597,000
Corporate Bonds^*	—	3,727,217,263	140,193,182	3,867,410,445
Convertible Bonds^	—	198,755,282	—	198,755,282
Private Mortgage
Backed Obligations*	—	—	21,807,000	21,807,000
Short-Term Investments	1,116,205,512	—	—	1,116,205,512
Total Assets	$1,116,879,648	$3,986,344,545	$212,225,182	$5,315,449,375

^ See Schedule of Investments for industry breakouts.
* See Schedule of Investments for disclosure of Level 3 Securities.

Osterweis Funds | Notes to Financial Statements at March 31, 2017

Transfers were made out of Level 3 into Level 2 due to the valuation for the security that transferred now utilizes inputs that are all observable.
There were no transfers made into or out of Level 1 during the period.
The following is a reconciliation of the Osterweis Strategic Income Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Convertible	Corporate	Private Mortgage
	Preferred Stocks	Bonds	Backed Obligations	Total
Balance as of March 31, 2016	$41,508,480	$65,232,268	$—	$106,740,748
Accrued discounts/premiums	—	—	—	—
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation/depreciation	20,088,520	6,803,414	—	26,891,934
Purchases	49,000,000	68,157,500	21,807,000	138,964,500
Sales	—	—	—	—
Transfer in and/or out of Level 3	(60,372,000)	—	—	(60,372,000)
Balance as of March 31, 2017	$50,225,000	$140,193,182	$21,807,000	$212,225,182
Change in unrealized appreciation/depreciation
for Level 3 investments held at March 31, 2017	$1,225,000	$6,803,414	$—	$8,028,414

	Fair Value at
Type of Security	3/31/2017	Valuation Technique	Unobservable Input	Input Value(s)
Convertible
Preferred Stocks	$50,225,000	Convertible Valuation Model	• Single Broker Quote	$102.50
Corporate Bonds	$140,193,182	Comparable Securities	• Adjustment to yield	38 bps – 306 bps
Private Mortgage
Backed
Obligations	$21,807,000	Issue Price	• Market data	$100.00

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement.  Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee valuation techniques.  The Board of Trustees ratifies valuation techniques quarterly.

Osterweis Strategic
Investment Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks^	$91,450,015	$—	$—	$91,450,015
Convertible Preferred Stocks^*	3,087,251	1,548,000	1,025,000	5,660,251
Partnerships & Trusts^	10,590,369	—	—	10,590,369
Corporate Bonds^*	—	74,757,482	3,756,839	78,514,321
Convertible Bonds	—	5,845,186	—	5,845,186
Private Mortgage
Backed Obligations*	—	—	642,000	642,000
Short-Term Investments	3,621,906	—	—	3,621,906
Total Assets	$108,749,541	$82,150,668	$5,423,839	$196,324,048

^ See Schedule of Investments for industry breakouts.
* See Schedule of Investments for disclosure of Level 3 Securities.

Transfers were made out of Level 3 into Level 2 due to the valuation for the security that transferred now utilizes inputs that are all observable.
There were no transfers made into or out of Level 1 during the period.

Osterweis Funds | Notes to Financial Statements at March 31, 2017

The following is a reconciliation of the Osterweis Strategic Investment Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Convertible	Corporate	Private Mortgage
	Preferred Stocks	Bonds	Backed Obligations	Total
Balance as of March 31, 2016	$1,064,320	$2,063,856	$—	$3,128,176
Accrued discounts/premiums	—	—	—	—
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation/depreciation	508,680	200,483	—	709,163
Purchases	1,000,000	1,492,500	642,000	3,134,500
Sales	—	—	—	—
Transfer in and/or out of Level 3	(1,548,000)	—	—	(1,548,000)
Balance as of March 31, 2017	$1,025,000	$3,756,839	$642,000	$5,423,839
Change in unrealized appreciation/depreciation
for Level 3 investments held at March 31, 2017	$25,000	$200,483	$—	$225,483

	Fair Value at
Type of Security	3/31/2017	Valuation Technique	Unobservable Input	Input Value(s)
Convertible
Preferred Stocks	$1,025,000	Convertible Valuation Model	• Single Broker Quote	$102.50
Corporate Bonds	$3,756,839	Comparable Securities	• Adjustment to yield	38 bps – 306 bps
Private Mortgage
Backed
Obligations	$642,000	Issue Price	• Market data	$100.00

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement.  Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee valuation techniques.  The Board of Trustees ratifies valuation techniques quarterly.

Osterweis Institutional
Equity Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks^	$9,978,155	$—	$—	$9,978,155
Convertible Preferred Stocks^	399,397	—	—	399,397
Partnerships & Trusts^	993,341	—	—	993,341
Short-Term Investments	304,996	—	—	304,996
Total Assets	$11,675,889	$—	$—	$11,675,889

^ See Schedule of Investments for industry breakouts.

The Fund did not invest in any Level 3 securities nor have transfers into or out of Level 1 or Level 2 during the period.

Osterweis Emerging
Opportunity Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks^	$37,568,827	$—	$—	$37,568,827
Short-Term Investments	5,073,440	—	—	5,073,440
Total Assets	$42,642,267	$—	$—	$42,642,267

^ See Schedule of Investments for industry breakouts.

The Fund did not invest in any Level 3 securities nor have transfers into or out of Level 1 or Level 2 during the period.

Osterweis Funds | Notes to Financial Statements at March 31, 2017

Osterweis Total
Return Fund	Level 1	Level 2	Level 3	Total
Assets:
Convertible Preferred Stocks	$186,000	$—	$—	$186,000
Corporate Bonds	—	2,100,115	—	2,100,115
Mortgage Backed Securities	—	13,960,026	—	13,960,026
Short-Term Investments	29,795,892	—	—	29,795,892
Total Assets	$29,981,892	$16,060,141	$—	$46,042,033
Other Financial Instruments*:
Futures Contracts	$(22,609)	$—	$—	$(22,609)
Total Other Financial Instruments	$(22,609)	$—	$—	$(22,609)

*
Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are presented at the unrealized appreciation/(depreciation),  on the investment.

The Fund did not invest in any Level 3 securities nor have transfers into or out of Level 1 or Level 2 during the period.

The Funds have provided additional disclosures below regarding derivatives and hedging activity intending to improve financial reporting by enabling investors to understand how and why the Funds use futures contracts (a type of derivative), how they are accounted for and how they affect an entity’s results of operations and financial position. The Funds may use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

The average notional amount for futures contracts is based on the monthly notional amounts. The notional amount for futures contracts represents the U.S. dollar value of the contract as of the day of opening the transaction or latest contract reset date. The Osterweis Total Return Fund’s average notional value of futures contracts outstanding during the period December 30, 2016 through March 31, 2017, was $4,387,880. The table below shows the effects of derivative instruments on the financial statements.

Statements of Assets and Liabilities
Fair values of derivative instruments as of March 31, 2017:
Osterweis Total Return Fund

	Asset Derivatives as of		Liability Derivatives as of
	March 31, 2017		March 31, 2017
	Balance Sheet		Balance Sheet
Instrument	Location	Fair Value	Location	Fair Value
Interest Rate			Variation margin
Contracts – Futures	None	$ —	payable	$10,683

Statements of Operations
The effect of derivative instruments on the Statements of Operations for the year ended March 31, 2017:
Osterweis Total Return Fund

Change in Unrealized
	Realized Gain	Appreciation/Depreciation
	(Loss) on Derivatives	on Derivatives
Instrument	Recognized in Income	Recognized in Income
Interest Rate
Contracts – Futures	$143,840	$(22,609)

Osterweis Funds | Notes to Financial Statements at March 31, 2017

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Institutional Equity Fund and Osterweis Emerging Opportunity Fund did not have derivatives activity during the year ended March 31, 2017.

B.
Foreign Currency.  Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Funds include foreign exchange gains and losses from dividends receivable, interest receivable and other foreign currency denominated payables and receivables in Change in net unrealized appreciation/depreciation on foreign currency translation and Net realized gain (loss) on foreign currency translation. The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included in Change in net unrealized appreciation/depreciation on investments and Net realized gain (loss) on investments.

C.
Futures Contracts.  Each Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The purchase of futures contracts may be more efficient or cost-effective than actually buying the underlying securities or assets. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Upon entering into a futures contract, each Fund is required to pledge to the counterparty an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum “initial margin” requirements of the exchange or the broker. Pursuant to a contract entered into with a futures commission merchant, each Fund agrees to receive from or pay to the firm an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Each Fund will cover its current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. The Funds’ use of futures contracts may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of the futures contracts may not correlate perfectly, or at all, with the value of the assets, reference rates or indices that they are designed to track. Other risks include: an illiquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Funds’ initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that a counterparty will not perform its obligations. The Osterweis Total Return Fund had futures contracts activity during the year ended March 31, 2017. Realized and unrealized gains and losses are included in the Statements of Operations. The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Institutional Equity Fund and Osterweis Emerging Opportunity Fund did not have futures contracts activity during the period ended March 31, 2017.

D.
Significant Concentration.  The Osterweis Total Return Fund currently invests a portion of its assets in the Morgan Stanley Institutional Liquidity Funds – Government Portfolio (the “Portfolio”), a regulated investment company.  For further information on the Portfolio’s investment objective and financial statements please visit http://www.sec.gov or the company’s website www.morganstanley.com/liquidity.  The Osterweis Total Return Fund may redeem its investment from the Portfolio at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.  As of March 31, 2017 the percentage of the Osterweis Total Return Fund’s net assets invested in the Portfolio was 63.7%.

E.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

Osterweis Funds | Notes to Financial Statements at March 31, 2017

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year.
As of March 31, 2017, the Funds deferred, on a tax basis, late year and post-October losses of:

	Late Year Loss	Post-October Loss
Osterweis Fund	$—	$—
Osterweis Strategic Income Fund	—	3,242,013
Osterweis Strategic Investment Fund	—	—
Osterweis Institutional Equity Fund	—	—
Osterweis Emerging Opportunity Fund	14,747	—
Osterweis Total Return Fund	—	—

As of March 31, 2017 the Funds had the following capital loss carryovers available for federal income tax purposes:

Capital Loss Carryovers
	Short-Term	Long-Term
Osterweis Fund	—	—
Osterweis Strategic Income Fund	(38,348,503)	(255,786,775)
Osterweis Strategic Investment Fund	(577,745)	—
Osterweis Institutional Equity Fund	—	—
Osterweis Emerging Opportunity Fund	—	—
Osterweis Total Return Fund	—	—

As of March 31, 2017, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.  The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts; however, as of March 31, 2017, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

F.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on an identified cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REIT’s are generally comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

G.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Osterweis Fund, Osterweis Strategic Investment Fund, Osterweis Institutional Equity Fund and Osterweis Emerging Opportunity Fund normally are declared and paid on an annual basis. Distributions to shareholders from net investment income for the Osterweis Strategic Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions to shareholders from net investment income for the Osterweis Total Return Fund normally are declared and paid on a monthly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

Osterweis Funds | Notes to Financial Statements at March 31, 2017

H.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could diﬀer from those estimates.

I.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.

J.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

K.
Offsetting Agreements.  The Funds are subject to various netting arrangements, which govern the terms of certain transactions with counterparties.  The arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty.  The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of March 31, 2017:

Osterweis Total Return Fund

		Gross Amounts	Net Amounts		Cash
		Offset in the	Presented in the		Collateral
	Gross	Statements of	Statements of	Financial	Pledged	Net
Description	Amounts	Assets & Liabilities	Assets & Liabilities	Instruments	(Received)	Amount
Assets
Futures contracts	$—	$—	$—	$—	$—	$—
Liabilities
Variation Margin
on Futures	10,683	—	10,683	—	10,683	—
Total	$10,683	$—	$10,683	$—	$10,683	$—

L.
Restricted Cash. Restricted cash represents amounts that are held by third parties under certain of the Fund’s derivative transactions.  Such cash is excluded from cash and equivalents in the Statement of Assets and Liabilities.  Interest income earned on restricted cash is recorded in other income on the Statement of Operations.

M.
Reclassification of Capital Accounts.  U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2017, the following adjustments were made:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-In
	Income/(Loss)	Gain/(Loss)	Capital
Osterweis Fund	$9,577,252	$(59,923,712)	$50,346,460
Osterweis Strategic Income Fund	—	—	—
Osterweis Strategic Investment Fund	993,553	(1,008,741)	15,188
Osterweis Institutional Equity Fund	520,118	(589,099)	68,981
Osterweis Emerging Opportunity Fund	174,827	2,436,682	(2,611,509)
Osterweis Total Return Fund	4,276	(4,849)	573

These differences primarily relate to foreign currency, paydown securities, and/or disposition of certain partnership investments and equalization utilized.

Osterweis Funds | Notes to Financial Statements at March 31, 2017

N.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

Note 3 – Commitments and Other Related Party Transactions

Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (the “Advisers”) provide the Funds with investment management services under separate Investment Advisory Agreements (the “Agreements”). Under the Agreements, the Advisers furnish all investment advice, office space, certain administrative services, and most of the personnel needed by each Fund. As compensation for their services, the Advisers are entitled to a monthly fee.  For the Osterweis Fund and Osterweis Strategic Investment Fund, the Advisers are entitled to a monthly fee at the annual rate of 1.00% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million.  For the Osterweis Strategic Income Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $250 million, 0.75% of the average daily net assets from $250 million to $2.5 billion, and 0.65% of the average daily net assets over $2.5 billion.  For the Osterweis Institutional Equity Fund, the Adviser is entitled to a monthly fee at an annual rate of 0.85% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million.  For the Osterweis Emerging Opportunity Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $500 million, 0.85% of the average daily net assets from $500 million to $1 billion, and 0.75% of the average daily net assets over $1 billion. For the Osterweis Total Return Fund, the Adviser is entitled to a monthly fee at an annual rate of 0.45% of the average daily net assets.  The amount of investment advisory fees incurred by the Funds for the year ended March 31, 2017, is disclosed in the Statements of Operations.  The investment advisory fees incurred are paid monthly to the Adviser, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit expenses for the Osterweis Institutional Equity Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund by reducing all or a portion of their fees and reimbursing Fund expenses so that each Fund’s ratios of expenses to average net assets will not exceed 1.00%, 1.50% and 0.75%, respectively. The contract’s term is indefinite and may be terminated only by the Board of Trustees. The Adviser is permitted to seek reimbursement from the Osterweis Institutional Equity Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment. For the year ended March 31, 2017, the Adviser waived $124,792 in fees in the Osterweis Institutional Equity Fund, $13,654 in fees in the Osterweis Emerging Opportunity Fund and $48,903 in fees in the Osterweis Total Return Fund. As of March 31, 2017, the remaining cumulative amount the Adviser may be reimbursed for each Fund was $293,895, $13,654 and $48,903, respectively.

The Adviser may recapture a portion of the above no later than the dates as stated below:

	March 31,	March 31,	March 31,
	2018	2019	2020	Total
Osterweis Institutional Equity Fund	$69,097	$100,006	$124,792	$293,895
Osterweis Emerging Opportunity Fund	N/A	N/A	$ 13,654	$ 13,654
Osterweis Total Return Fund	N/A	N/A	$ 48,903	$ 48,903

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ administrator, fund accountant and transfer agent. In those capacities USBFS maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of USBFS. Fees paid by the Funds to USBFS for these services for the year ended March 31, 2017, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank NA (the “Custodian”) serves as custodian to the Funds. Both the Distributor and Custodian are affiliates of USBFS.

Osterweis Funds | Notes to Financial Statements at March 31, 2017

Each Fund has entered into Sub-Transfer Agent Arrangements (the “Arrangements”). All Arrangements must be approved by the Board of Trustees. For the year ended March 31, 2017, Sub-Transfer Agent fees incurred by the Funds, as well as fees paid to USBFS as the Transfer Agent for the Funds, were as follows:

	Sub-Transfer	Transfer
	Agent Fees	Agent Fees	Total
Osterweis Fund	$240,052	$59,332	$299,384
Osterweis Strategic Income Fund	2,391,005	583,464	2,974,469
Osterweis Strategic Investment Fund	26,078	35,922	62,000
Osterweis Institutional Equity Fund	243	19,130	19,373
Osterweis Emerging Opportunity Fund	74	10,960	11,034
Osterweis Total Return Fund	30	4,122	4,152

Note 4 – Purchases and Sales of Securities

For the year ended March 31, 2017, the cost of purchases and proceeds from sales and maturities of securities, excluding short-term investments, are as follows:

	Purchases	Sales
Osterweis Fund	$231,523,646	$609,074,796
Osterweis Strategic Income Fund	1,490,172,719	1,688,620,916
Osterweis Strategic Investment Fund	120,152,032	204,617,791
Osterweis Institutional Equity Fund	6,627,273	18,737,129
Osterweis Emerging Opportunity Fund	57,018,925	22,072,741
Osterweis Total Return Fund	19,022,824	2,794,086

Note 5 – Distributions to Shareholders

The tax character of distributions paid during the year ended March 31, 2017, and the year ended March 31, 2016, was as follows:
	Ordinary Income
	March 31, 2017	March 31, 2016
Osterweis Fund	$4,842,337	$3,790,711
Osterweis Strategic Income Fund	259,005,970	315,139,071
Osterweis Strategic Investment Fund	7,126,085	8,077,603
Osterweis Institutional Equity Fund	41,321	158,949
Osterweis Emerging Opportunity Fund	—	—
Osterweis Total Return Fund	34,851	—

	Long-Term Capital Gains*
	March 31, 2017	March 31, 2016
Osterweis Fund	$25,635,569	$143,900,216
Osterweis Strategic Income Fund	—	—
Osterweis Strategic Investment Fund	—	3,848,194
Osterweis Institutional Equity Fund	858,895	5,882,185
Osterweis Emerging Opportunity Fund	—	—
Osterweis Total Return Fund	—	—

         * Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b) (3).

Distribution classifications may diﬀer from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

Osterweis Funds | Notes to Financial Statements at March 31, 2017

The cost basis of investments for federal income tax purposes at March 31, 2017, was as follows:

		Osterweis	Osterweis	Osterweis
	Osterweis	Strategic	Strategic	Institutional
	Fund	Income Fund	Investment Fund	Equity Fund
Cost of investments	$172,193,888	$5,339,775,769	$171,411,877	$9,043,890
Gross tax unrealized appreciation	74,783,617	120,739,604	28,244,629	2,853,887
Gross tax unrealized depreciation	(2,155,125)	(145,065,998)	(3,332,458)	(221,888)
Net tax unrealized appreciation/depreciation	72,628,492	(24,326,394)	24,912,171	2,631,999
Undistributed ordinary income	10,332,908	12,149,119	2,096,403	428,665
Undistributed long-term capital gain	50,878,447	—	—	—
Total distributable earnings	61,211,355	12,149,119	2,096,403	428,665
Other accumulated gain/(loss)	—	(297,377,290)	(577,745)	—
Total accumulated gain/(loss)	$133,839,847	$(309,554,565)	$26,430,829	$3,060,664

	Osterweis Emerging	Osterweis
	Opportunity	Total Return
	Fund	Fund
Cost of investments	$39,676,445	$45,971,221
Gross tax unrealized appreciation	3,242,084	81,216
Gross tax unrealized depreciation	(276,262)	(10,404)
Net tax unrealized appreciation/depreciation	2,965,822	70,812
Undistributed ordinary income	—	58,827
Undistributed long-term capital gain	2,093,502	72,166
Total distributable earnings	2,093,502	130,993
Other accumulated gain/(loss)	(14,747)	—
Total accumulated gain/(loss)	$5,044,577	$201,805

For the Osterweis Fund, Osterweis  Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Institutional Equity Fund, Osterweis Emerging Opportunity Fund, and Osterweis Total Return Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to partnership adjustments and wash sale deferrals.

Note 6 – Investments in Affiliates

Affiliated companies, as defined in Section 2 (a) (3) of the 1940 Act, are companies 5% or more of whose outstanding voting shares are held by the Funds and the Advisers. For the year ended March 31, 2017, the Funds had the following transactions with affiliated companies:

Osterweis Funds | Notes to Financial Statements at March 31, 2017

Osterweis Strategic Income Fund

	Share/Par			Share
	Balance			Balance	Realized			Value
	March 31,			March 31,	Gain	Interest	Dividend	March 31,
Issuer	2016	Acquisitions	Dispositions	2017	(Loss)	Income	Income	2017	Cost
A.M. Castle
& Co.[1]	—	2,247,119	—	2,247,119	$—	$—	$—	$674,136	$6,564,957
A.M. Castle
& Co.[2]	63,638,000	—	8,556,882	55,081,118	$(248,462)	$7,241,273	$—	$35,527,321	$55,876,640
A.M. Castle
& Co.[3]	6,700,000	—	6,700,000	—	$—	$70,608	$—	$—	$—
					$(248,462)	$7,311,881	$—	$36,201,457	$62,441,597

[1]	Common Stock
[2]	Corporate Bond
[3]	Convertible Bond

Osterweis Strategic Investment Fund

	Share/Par			Share
	Balance			Balance	Realized			Value
	March 31,			March 31,	Gain	Interest	Dividend	March 31,
Issuer	2016	Acquisitions	Dispositions	2017	(Loss)	Income	Income	2017	Cost
A.M. Castle
& Co.*[1]	—	167,695	167,695	—	$(391,406)	$—	$—	$—	$—
A.M. Castle
& Co.*[2]	500,000	—	500,000	—	$—	$5,002	$—	$—	$—
					$(391,406)	$5,002	$—	$—	$—

*	This security was considered an affiliate during the year.
[1]	Common Stock
[2]	Convertible Bond

As of March 31, 2017, there were no securities of affiliated companies held in the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Institutional Equity Fund, Osterweis Emerging Opportunity Fund or Osterweis Total Return Fund.

Note 7 – Credit Facility

U.S. Bank NA has made available to the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Institutional Equity Fund and Osterweis Emerging Opportunity Fund credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Credit facility details for the year ended March 31, 2017, are as follows:

					Osterweis
		Osterweis	Osterweis	Osterweis	Emerging
		Strategic	Strategic	Institutional	Opportunity
	Osterweis Fund	Income Fund	Investment Fund	Equity Fund	Fund
Maximum available credit	$100,000,000	$300,000,000	$30,000,000	$2,000,000	$8,000,000
Largest amount outstanding
on an individual day	—	—	2,105,000	1,719,000	—
Average daily loan outstanding	—	—	11,318	20,567	—
Credit facility outstanding as
of March 31, 2017	—	—	—	—	—
Average interest rate	—	—	3.625%	3.500%	—

Interest expenses for the year ended March 31, 2017, are disclosed in the Statements of Operations.

Report of Independent Registered Public Accounting Firm

To the Shareholders of
Osterweis Funds and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities of Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Institutional Equity Fund, Osterweis Emerging Opportunity Fund, and Osterweis Total Return Fund, each a series of shares of Professionally Managed Portfolios (the “Trust”), including the schedules of investments, as of March 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (with respect to Osterweis Institutional Equity Fund, the financial highlights for the periods indicated within the financial statements, and for Ostwerweis Emerging Opportunity Fund and Osterweis Total Return Fund, the statements of operations and changes in net assets and the financial highlights for the periods indicated within the financial statements).  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of March 31, 2017 by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Institutional Equity Fund, Osterweis Emerging Opportunity Fund, and Osterweis Total Return Fund, as of March 31, 2017, and the results of their operations, the changes in net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 30, 2017

Osterweis Funds | Expense Examples For the Six Months Ended March 31, 2017 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including investment advisory fees and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs (in dollars) of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2016 – March 31, 2017).

Actual Expenses

The first line of each Fund’s table below provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the examples below. The examples below include, but are not limited to, investment advisory fees, fund accounting fees, custody fees and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund’s table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Osterweis Funds | Expense Examples For the Six Months Ended March 31, 2017 (Unaudited)

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	October 1, 2016	March 31, 2017	During the Period
Osterweis Fund*
Actual	$1,000.00	$1,062.50	$5.91
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.25	$5.79

Osterweis Strategic Income Fund*
Actual	$1,000.00	$1,033.70	$4.21
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.79	$4.18

Osterweis Strategic Investment Fund*
Actual	$1,000.00	$1,064.40	$5.92
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.20	$5.79

Osterweis Institutional Equity Fund*
Actual	$1,000.00	$1,072.20	$5.17
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.95	$5.04

Osterweis Emerging Opportunity Fund^**
Actual	$1,000.00	$1,063.00	$5.13
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.45	$7.54

Osterweis Total Return Fund†***
Actual	$1,000.00	$1,008.20	$1.88
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.19	$3.78

^	Commenced operations on November 30, 2016.
†	Commenced operations on December 30, 2016.
*
Expenses are equal to the annualized net expense ratio for the most recent six-month period. The annualized six-month expense ratios for the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund were 1.15%, 0.83%, 1.15% and 1.00% (reflecting fee waivers and expenses absorbed in effect), respectively, multiplied by the average account value over the period multiplied by 182/365 (to reflect the one half-year period).

**
Actual expenses are equal to the annualized net expense ratio for the period of 1.50% (reflecting fee waivers and expenses absorbed in effect) multiplied by the average account value over the period multiplied by 121/365 (to reflect the period since inception). Hypothetical expenses are equal to the annualized net expense ratio for the most recent six-month period of 1.50% (reflecting fee waivers and expenses absorbed in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one half-year period).

***
Actual expenses are equal to the annualized net expense ratio for the period of 0.75% (reflecting fee waivers and expenses absorbed in effect) multiplied by the average account value over the period multiplied by 91/365 (to reflect the period since inception). Hypothetical expenses are equal to the annualized net expense ratio for the most recent six-month period of 0.75% (reflecting fee waivers and expenses absorbed in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one half-year period).

Approval of Investment Advisory Agreements (Unaudited)

At a meeting held on November 14, 2016, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered the initial approval of an Investment Advisory Agreement (the “Advisory Agreement”) for the Osterweis Emerging Opportunity Fund and the Osterweis Total Return Fund (each a “Fund,” and together, the “Funds”), each a new series of Professionally Managed Portfolios with Osterweis Capital Management, LLC (the “Adviser”).  At this meeting and at a prior meeting held on August 8, 2016, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services to be provided by the Adviser to the Fund under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s initial approval of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreement.  The Trustees discussed the nature, extent and quality of the Adviser’s overall services to be provided to the Funds as well as its specific responsibilities in all aspects of the day-to-day management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel at the Adviser that would be involved in the day-to-day activities of the Funds.  The Board reviewed the proposed services the Adviser would provide to the Funds, noting to what degree those services extended beyond portfolio management and the receipt of any additional fees by the Adviser or its affiliates.  The Board also considered the structure of the Adviser’s compliance procedures and the trading capability of the Adviser.  After reviewing the Adviser’s compliance policies and procedures, the Board concluded that the policies and procedures were reasonably designed to prevent a violation of the federal securities laws.  The Board then concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services to be provided would be satisfactory.

2.
The Funds’ historical performance and the overall performance of the Adviser.  As the Funds were newly created, the Board was unable to review the performance of the Funds.  However, the Board did consider the performance history of the private fund, the Emerging Growth Partners, L.P., which converted into the Osterweis Emerging Opportunity Fund, managed by the same portfolio manager intended to manage the Osterweis Emerging Opportunity Fund.

3.
Costs of Services Provided and Profits Realized by the Adviser.  In considering the proposed advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to its peer funds as determined by Morningstar, as well as all expense waivers and reimbursements.  The Trustees noted that the Adviser had contractually agreed to maintain certain annual expense ratios for the Funds.

For the Osterweis Emerging Opportunity Fund, the Board noted that the proposed advisory fee was 1.00% on the first $500 million; 0.85% on amounts between $500 million and $1 billion, and 0.75% on amounts above $1 billion.  The Board also noted that the net expense ratio the Adviser had contractually agreed to maintain was 1.50% for the Fund.  The Trustees also noted that the proposed advisory fee and net expense ratio were above its category peer group median.

For the Osterweis Total Return Fund, the Board noted that the proposed advisory fee was 0.45% of average daily net assets.  The Board also noted that the net expense ratio the Adviser had contractually agreed to maintain was 0.75% for the Fund.  The Trustees also noted that the proposed advisory fee and net expense ratio were in line with its category peer group median.

The Board concluded that the fees to be received by the Adviser were fair and reasonable.
4.
Economies of Scale.  The Board also considered that economies of scale could be expected to be realized by the Adviser as the assets of the Funds grow.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse expenses so that each Fund does not exceed its specified expense limitation.  The

Approval of Investment Advisory Agreements (Unaudited)

Board concluded that there were no effective economies of scale to be shared with the Funds at current asset levels, as it had yet to commence operations, but would revisit this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Adviser and its affiliates from their relationship with the Funds.  The Trustees discussed the likely overall profitability of the Adviser from managing the new Funds.  In assessing possible profitability, the Trustees reviewed the Adviser’s financial information and took into account both the likely direct and indirect benefits to the Adviser from advising the Funds.  The Trustees concluded that the Adviser’s profit from managing the Funds would likely not be excessive and, after review of relevant financial information, the Adviser would have adequate capitalization and/or would maintain adequate profit levels to support the Funds.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement, but rather, the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including the advisory fees, were fair and reasonable.  The Board therefore determined that the Advisory Agreement would be in the best interests of the Funds and their shareholders.

Osterweis Funds | Trustees and Executive Officers (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

		Term of		Number of
		Office		Portfolios	Other
		and		in Fund	Directorships
	Positions	Length		Complex(2)	Held
Name, Age	with the	of Time	Principal Occupation	Overseen	During Past
and Address	Trust(1)	Served	During Past Five Years	by Trustees	Five Years
Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite	Formerly, President, Talon Industries, Inc. (business	6	Director,
(born 1943)	and	Term; Since	consulting); formerly, Executive Vice President and		PNC Funds
c/o U.S. Bancorp	Trustee	May 1991.	Chief Operating Officer, Integrated Asset		(34 series),
Fund Services, LLC			Management (investment adviser and manager)		PNC Advantage
2020 E. Financial Way			and formerly, President, Value Line, Inc.		Funds (1 series).
Suite 100			(investment advisory and financial publishing firm).
Glendora, CA 91741
Wallace L. Cook	Trustee	Indefinite	Investment Consultant; formerly, Chief Executive	6	Trustee, The Dana
(born 1939)		Term; Since	Officer, Rockefeller Trust Co., (prior thereto Senior		Foundation.
c/o U.S. Bancorp		May 1991.	Vice President), and Managing Director, Rockefeller
Fund Services, LLC			& Co. (Investment Manager and Financial Advisor);
2020 E. Financial Way			formerly, Senior Vice President, Norton Simon, Inc.
Suite 100			(international consumer products conglomerate.)
Glendora, CA 91741
Eric W. Falkeis	Trustee	Indefinite	Chief Operating Officer, Direxion Funds since 2013;	6	Interested Trustee,
(born 1973)		Term; Since	formerly, Senior Vice President and Chief Financial		Direxion Funds
c/o U.S. Bancorp		September	Officer (and other positions), U.S. Bancorp Fund		(24 series), Direxion
Fund Services, LLC		2011.	Services, LLC 1997-2013.		Shares ETF Trust
2020 E. Financial Way					(142 series) and
Suite 100					Direxion Insurance
Glendora, CA 91741					Trust.
Carl A. Froebel	Trustee	Indefinite	Formerly, President and Founder, National Investor	6	None.
(born 1938)		Term; Since	Data Services, Inc. (investment related computer
c/o U.S. Bancorp		May 1991.	software).
Fund Services, LLC
2020 E. Financial Way
Suite 100
Glendora, CA 91741
Steven J. Paggioli	Trustee	Indefinite	Consultant, since July 2001; formerly, Executive Vice	6	Independent
(born 1950)		Term; Since	President, Investment Company Administration, LLC		Trustee, AMG
c/o U.S. Bancorp		May 1991.	(mutual fund administrator).		Funds (67 series);
Fund Services, LLC					Advisory
2020 E. Financial Way					Board Member,
Suite 100					Sustainable
Glendora, CA 91741					Growth Advisers,
LP; Independent
Director, Chase
Investment
Counsel.

Osterweis Funds | Trustees and Executive Officers (Unaudited)

		Term of		Number of
		Office		Portfolios	Other
		and		in Fund	Directorships
	Positions	Length		Complex(2)	Held
Name, Age	with the	of Time	Principal Occupation	Overseen	During Past
and Address	Trust(1)	Served	During Past Five Years	by Trustees	Five Years
Officers of the Trust
Elaine E. Richards	President	Indefinite	Vice President and Legal Compliance Officer,	Not	Not
(born 1968)		Term; Since	U.S. Bancorp Fund Services, LLC, since July 2007.	Applicable.	Applicable.
c/o U.S. Bancorp		March 2013.
Fund Services, LLC	Secretary	Indefinite
2020 E. Financial Way		Term; Since
Suite 100		February 2008.
Glendora, CA 91741
Aaron J. Perkovich	Vice	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC,	Not	Not
(born 1973)	President	Term; Since	since June 2006.	Applicable.	Applicable.
c/o U.S. Bancorp		March 2017.
Fund Services, LLC	Treasurer	Indefinite
615 East Michigan St.		Term; Since
Milwaukee, WI 53202		August 2016.
Melissa Breitzman	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund	Not	Not
(born 1983)	Treasurer	Term; Since	Services, LLC since June 2005.	Applicable.	Applicable.
c/o U.S. Bancorp		August 2016.
Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202
Craig Benton	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund	Not	Not
(born 1985)	Treasurer	Term; Since	Services, LLC since November 2007.	Applicable.	Applicable.
c/o U.S. Bancorp		August 2016.
Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202
Donna Barrette	Chief	Indefinite	Senior Vice President and Compliance Officer,	Not	Not
(born 1966)	Compliance	Term; Since	U.S. Bancorp Fund Services, LLC	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	July 2011.	since August 2004.
Fund Services, LLC
615 East Michigan St.	Anti-Money	Indefinite
Milwaukee, WI 53202	Laundering	Term; Since
	Officer	July 2011.

	Vice	Indefinite
	President	Term; Since
July 2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”)
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series.

Additional Information

Federal Tax Information (Unaudited)

For the fiscal year ended March 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2012.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Osterweis Fund	95.61%
Osterweis Strategic Income Fund	1.17%
Osterweis Strategic Investment Fund	26.92%
Osterweis Institutional Equity Fund	41.63%
Osterweis Emerging Opportunity Fund	0.00%
Osterweis Total Return Fund	3.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2017 was as follows:

Osterweis Fund	89.46%
Osterweis Strategic Income Fund	1.17%
Osterweis Strategic Investment Fund	17.78%
Osterweis Institutional Equity Fund	28.67%
Osterweis Emerging Opportunity Fund	0.00%
Osterweis Total Return Fund	3.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for the fiscal year ended March 31, 2017 were as follows (unaudited).

Osterweis Fund	0.00%
Osterweis Strategic Income Fund	0.00%
Osterweis Strategic Investment Fund	0.00%
Osterweis Institutional Equity Fund	0.00%
Osterweis Emerging Opportunity Fund	0.00%
Osterweis Total Return Fund	0.00%

Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available upon request without charge by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Form N-Q is available upon request without charge by calling toll-free at (866) 236-0050. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

Additional Information

Householding (Unaudited)

To reduce expenses, the Funds may mail only one copy of each Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call toll-free at (866) 236-0050 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

Information About the Funds Trustees (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 236-0050. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.osterweis.com.

Osterweis Funds | Privacy Notice (Unaudited)

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentially.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA 94111

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. BANK NA
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700
New York, NY 10103

Fund Information

Fund	Symbol	CUSIP
Osterweis Fund	OSTFX	742935406
Osterweis Strategic Income Fund	OSTIX	742935489
Osterweis Strategic Investment Fund	OSTVX	74316J771
Osterweis Institutional Equity Fund	OSTEX	74316J524
Osterweis Emerging Opportunity Fund	OSTGX	74316P744
Osterweis Total Return Fund	OSTRX	74316P736

OWRPANN – 0317

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Osterweis Fund

	FYE 3/31/2017	FYE 3/31/2016
Audit Fees	$24,400	$24,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Osterweis Strategic Income Fund

	FYE 3/31/2017	FYE 3/31/2016
Audit Fees	$24,400	$24,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Osterweis Strategic Investment Fund

	FYE 3/31/2017	FYE 3/31/2016
Audit Fees	$21,900	$21,900
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Osterweis Institutional Equity Fund

	FYE 3/31/2017	FYE 3/31/2016
Audit Fees	$19,400	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Osterweis Emerging Opportunity Fund

	FYE 3/31/2017	FYE 3/31/2016
Audit Fees	$19,400	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	N/A
All Other Fees	N/A	N/A

Osterweis Total Return Fund

	FYE 3/31/2017	FYE 3/31/2016
Audit Fees	$19,400	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2017	FYE 3/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Osterweis Fund

Non-Audit Related Fees	FYE 3/31/2017	FYE 3/31/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Strategic Income Fund

Non-Audit Related Fees	FYE 3/31/2017	FYE 3/31/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Strategic Investment Fund

Non-Audit Related Fees	FYE 3/31/2017	FYE 3/31/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Institutional Equity Fund

Non-Audit Related Fees	FYE 3/31/2017	FYE 3/31/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Emerging Opportunity Fund

Non-Audit Related Fees	FYE 3/31/2017	FYE 3/31/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Total Return Fund

Non-Audit Related Fees	FYE 3/31/2017	FYE 3/31/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President, Principal Executive Officer

Date    June 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President, Principal Executive Officer

Date    June 6, 2017

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer, Principal Financial Officer

Date    June 6, 2017

* Print the name and title of each signing officer under his or her signature.